UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

Ameri Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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AMERI HOLDINGS, INC.
100 Canal Pointe Boulevard, Suite 108
Princeton, New Jersey 08540
_____________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016
To the Stockholders of Ameri Holdings, Inc.:

You are cordially invited to attend our annual meeting of stockholders on June 21, 2016.  We will hold the meeting at 10:00 a.m. Eastern Daylight Time at Hyatt Place Princeton, 3565 US Highway 1, Princeton, NJ 08540.

In connection with the annual meeting, we have prepared a proxy statement setting out detailed information about the matters that will be covered at the meeting.  We will mail our proxy statement, along with a proxy card, on or about May 20, 2016 to our stockholders of record as of the close of business on May 10, 2016.  These materials and our Annual Report on Form 10-KT for the nine months ended December 31, 2015 are also available electronically at www.icommaterials.com/amrh.

Our Board of Directors has fixed the close of business on May 10, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at our annual meeting and at any adjournment(s), postponement(s) or other delay(s) thereof.  Voting on the matters to be considered at the annual meeting can be done (1) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope or (2) in person by ballot at the annual meeting.  Important information about attending the annual meeting in person is included in the proxy statement.

The matters that will be considered at the annual meeting are:

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To elect four Class III directors, Dhruwa N. Rai, Srinidhi “Dev” Devanur, Dimitrios J. Angelis and Dr. Arthur M. Langer, each to serve a one-year term (if proposals 4a through 4g are approved) or a three-year term (if proposals 4a through 4g are not approved), and until their successors are duly elected and qualified, subject to earlier resignation or removal;

2.	To ratify the appointment of our independent auditors;

3.	To conduct an advisory (non-binding) vote to approve named executive officer compensation;

4.	To approve the amendment and restatement of the Certificate of Incorporation and Amended and Restated Bylaws of Ameri Holdings, Inc. to

a.	eliminate the classified structure of the Board of Directors;

b.	remove the supermajority vote requirement for the election of directors and replace it with a majority vote requirement;

c.	remove the supermajority vote requirement for the removal of directors and replace it with a majority vote requirement;

d.	remove the supermajority vote requirement for the approval of major business transactions and replace it with a majority vote requirement;

e.	remove the supermajority vote requirement for the amendment of our Certificate of Incorporation and Bylaws and replace it with a majority vote requirement;

f.	allow holders of record of at least 10% of Ameri Holdings Inc. voting stock to request a special meeting of stockholders; and

g.	approve additional changes to update or remove certain outdated provisions in our Certificate of Incorporation and Bylaws.

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5.	To transact such other business as may properly come before the annual meeting or any adjournment(s), postponement(s) or other delay(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to come before the annual meeting.

This Notice, the Proxy Statement and the Annual Report on Form 10-KT for the nine months ended December 31, 2015 are first being mailed to stockholders on or about May 20, 2016.  Only stockholders of record at the close of business on May 10, 2016 and their proxies are entitled to attend and vote at the annual meeting and any and all adjournments, continuations or postponements thereof.

Your vote is important.  Regardless of whether you plan to attend the annual meeting, we encourage you to vote your shares promptly by using the telephone or internet, or by signing and returning the proxy card mailed to those who receive paper copies of this proxy statement.  You may revoke your proxy at any time before it is voted at the annual meeting by delivering a written statement to the Corporate Secretary that the proxy is revoked, presenting a later-dated proxy, or attending the annual meeting and voting in person.  If you would like to attend and your stock is not registered in your own name, please ask the broker, trust, bank or other nominee that holds the stock to provide you with evidence of your stock ownership.

If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:

InvestorCom, Inc.
Stockholders Call Toll Free: 877-972-0090
Banks and Brokers Call Collect: 203-972-9300

Sincerely,

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein Chairman of the Board

Princeton, New Jersey
May 20, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 21, 2016
Whether or not you attend the meeting in person, please vote by telephone or internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or internet voting procedures described on the proxy card.  This Notice of Annual Meeting and Proxy Statement along with the Ameri Holdings, Inc. Annual Report on Form 10-KT for the nine months ended December 31, 2015, are available on the internet at: www.icommaterials.com/amrh.

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AMERI HOLDINGS, INC.
100 Canal Pointe Boulevard, Suite 108
Princeton, New Jersey 08540
_____________________________________

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2016

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AMERI HOLDINGS, INC.
100 Canal Pointe Boulevard, Suite 108
Princeton, New Jersey 08540
_____________________________________

PROXY STATEMENT

The Board of Directors of Ameri Holdings, Inc., a Delaware corporation (referred to in this Proxy Statement as “Ameri,” “the Company,” “we,” “our” or “us”), is soliciting proxies from our stockholders in connection with our Annual Meeting of Stockholders to be held on June 21, 2016 and at any adjournment(s), postponement(s) or other delay(s) thereof (the “Annual Meeting”). We will hold the meeting at 10:00 a.m. Eastern Daylight Time at Hyatt Place Princeton 3565 US Highway 1, Princeton, NJ 08540.

The accompanying proxy is solicited by the Board of Directors and is revocable by the stockholder at any time before it is voted. This Proxy Statement is being mailed to stockholders of the Company on or about May 20, 2016 and is accompanied by the Company’s Annual Report on Form 10-KT for the nine months ended December 31, 2015.

Who May Vote

Only holders of common stock, par value $0.01 per share (“common stock”), outstanding as of the close of business on May 10, 2016 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting.  As of the Record Date, there were 12,374,361 shares of common stock outstanding and entitled to vote at the Annual Meeting.  Each share of common stock is entitled to one vote on all matters.  No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.

Voting Requirements

The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions and broker non-votes, if any, count as present at the Annual Meeting for the purposes of determining a quorum. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The vote requirement for each matter is as follows:

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Proposal 1 (Election of Directors) - Directors are elected by a plurality of the votes cast, and the four nominees who receive the greatest number of favorable votes cast in the election of directors will be elected directors to serve until the next annual meeting of Stockholders (if proposals 4a through 4g are approved) or a three-year term (if proposals 4a through 4g are not approved) and until their successors are duly elected and qualified.

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Proposal 2 (Ratification of Appointment of Independent Auditors) - The ratification of the appointment of our independent auditors requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.

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Proposal 3 (Advisory (Non-Binding) - Stockholder Approval of Named Executive Officer Compensation) - The advisory (non-binding) approval of named executive officer compensation requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.

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Proposal 4a (Approval of the Declassification Amendment) - The approval of the amendment and restatement of the Certificate of Incorporation and Amended and Restated Bylaws of Ameri Holdings, Inc. to eliminate the classified structure of the Board of Directors (the “Declassification Amendment) requires the favorable vote of the holders of two-thirds of the outstanding shares of our common stock entitled to vote on this proposal at the Annual Meeting.

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Proposal 4b (Approval of the Director Election Amendment) - The approval of the amendment and restatement of the Certificate of Incorporation and Amended and Restated Bylaws of Ameri Holdings, Inc. to remove the supermajority vote requirement for the election of directors and replace it with a majority vote requirement (the “Director Election Amendment”) requires the favorable vote of the holders of two-thirds of the outstanding shares of our common stock entitled to vote on this proposal at the Annual Meeting.

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Proposal 4c (Approval of the Director Removal Amendment) - The approval of the amendment and restatement of the Certificate of Incorporation and Amended and Restated Bylaws of Ameri Holdings, Inc. to remove the supermajority vote requirement for the removal of directors and replace it with a majority vote requirement (the “Director Removal Amendment”) requires the favorable vote of the holders of two-thirds of the outstanding shares of our common stock entitled to vote on this proposal at the Annual Meeting.

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Proposal 4d (Approval of Major Business Transactions Amendment) - The approval of the amendment and restatement of the Certificate of Incorporation and Amended and Restated Bylaws of Ameri Holdings, Inc. to remove the supermajority vote requirements for the approval of major business transaction and interested stockholder transactions and replace them with majority vote requirements (the “Business Transaction Amendments”) requires the favorable vote of the holders of two-thirds of the outstanding shares of our common stock entitled to vote on this proposal at the Annual Meeting.

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Proposal 4e (Approval of Charter and Bylaw Amendment) -  The approval of the amendment and restatement of the Certificate of Incorporation and Amended and Restated Bylaws of Ameri Holdings, Inc. to remove the supermajority vote requirements for the amendment of our Certificate of Incorporation and Bylaws (the “Charter and Bylaw Amendment”) requires the favorable vote of the holders of two-thirds of the outstanding shares of our common stock entitled to vote on this proposal at the Annual Meeting.

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Proposal 4f (Approval of the Special Meeting Amendment) - The approval of the amendment and restatement of the Certificate of Incorporation and Amended and Restated Bylaws of Ameri Holdings, Inc. to allow holders of record of at least 10% of Ameri Holdings Inc. voting stock to request a special meeting of stockholders (the “Special Meeting Amendment”) requires the favorable vote of the holders of two-thirds of the outstanding shares of our common stock entitled to vote on this proposal at the Annual Meeting.

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Proposal 4g (Approval of the Updating Amendment) - The approval of the amendment and restatement of the Certificate of Incorporation and Amended and Restated Bylaws of Ameri Holdings, Inc. to make additional changes to update or remove certain outdated provisions in our Certificate of Incorporation and Bylaws (the “Updating Amendment”) requires the favorable vote of the holders of two-thirds of the outstanding shares of our common stock entitled to vote on this proposal at the Annual Meeting.

In the election of directors (Proposal 1), abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.  With respect to the ratification of the appointment of our independent registered public accounting firm (Proposal 2), and the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3), abstentions will have the same effect as voting against such proposals, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.  With respect to the approval of the amendment and restatement of the Certificate of Incorporation and Bylaws (Proposals 4a through 4g), abstentions and broker non-votes, if any, will have the same effect as voting against this proposal.

The Board of Directors’ Voting Recommendations

The Board of Directors recommends that you vote your shares “FOR” each of the Board of Directors’ four nominees that are standing for election to the Board of Directors (Proposal 1); “FOR” the ratification of the appointment of our independent auditors (Proposal 2); “FOR” the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3); “FOR” the approval of the Declassification Amendment (Proposal 4a); “FOR” the approval of the Director Election Amendment (Proposal 4b); “FOR” the approval of the Director Removal Amendment (Proposal 4c); “FOR” the approval of the Major Business Transactions Amendment (Proposal 4d); “FOR” the approval of the Charter and Bylaw Amendment (Proposal 4e); “FOR” the approval of the Special Meeting Amendment (Proposal 4f); and “FOR” the approval of the Updating Amendment (Proposal 4g).

How to Vote

If you are a stockholder of record as of the Record Date, you may vote using any of the following methods:

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By telephone or the internet. Specific instructions for stockholders of record who wish to use telephone or internet voting procedures are set forth on the notice of internet availability of proxy materials and on the proxy card. If you own shares held in street name, you will receive voting instructions from your broker, bank or nominee and may vote by telephone or the internet if they offer that alternative. Please note that telephone and internet voting will close at 11:59 p.m. on June 20, 2016.

•	Proxy card or voting instruction card. If you received a proxy card or voting instruction card in the mail, complete, sign and date the card and return it in the prepaid envelope.

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In person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Giving us your proxy means you authorize the Board of Directors’ designated proxy holders (who are identified on the enclosed proxy card) to vote your shares at the Annual Meeting in the manner that you have indicated and in their best judgment on such other matters that may properly come before the Annual Meeting. If you sign, date and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of the Board of Directors’ four nominees that are standing for election to the Board of Directors (Proposal 1); “FOR” the ratification of the appointment of our independent auditors (Proposal 2); “FOR” the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3); “FOR” the approval of the Declassification Amendment (Proposal 4a); “FOR” the approval of the Director  Election Amendment (Proposal 4b); “FOR” the approval of the Director Removal Amendment (Proposal 4c); “FOR” the approval of the Major Business Transactions Amendment (Proposal 4d); “FOR” the approval of the Charter and Bylaw Amendment (Proposal 4e); “FOR” the approval of the Special Meeting Amendment (Proposal 4f); and “FOR” the approval of the Updating Amendment (Proposal 4g).

If You Plan to Attend the Annual Meeting

Attendance at the Annual Meeting will be limited to stockholders and the Company’s invited guests. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding shares of common stock in brokerage accounts or through a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership.  Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.  We will hold the meeting at 10:00 a.m. Eastern Daylight Time at Hyatt Place Princeton 3565 US Highway 1, Princeton, NJ 08540.

If you are a stockholder of record as of the Record Date, you may vote your shares of common stock in person by ballot at the Annual Meeting. If you hold your shares of common stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Revoking a Proxy

You may revoke your proxy by submitting a new proxy with a later date or by notifying our Corporate Secretary in writing at 100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey 08540. If you attend the Annual Meeting in person and vote by ballot, any previously submitted proxy will be revoked.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders.  We have retained InvestorCom, Inc. (“InvestorCom”) to assist us in the solicitation of proxies, as described in “General-Cost of Solicitation” below.  The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts. Fees paid to InvestorCom are described in “General-Cost of Solicitation” below.

If You Receive More Than One Proxy Card

If you hold your shares of common stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of shares of common stock are voted, please vote using a proxy card for each account that you own. It is important that you vote all of your shares of common stock.

Broker Non-Votes

If the shares you own are held in “street name” by a bank, brokerage firm or other nominee, your nominee, as the record holder of your shares, is required to vote your shares according to your instructions.  In order to vote your shares, you will need to follow the directions your nominee provides to you.  If you do not give instructions to your nominee, your nominee will determine whether it has discretionary authority to vote your shares.  Applicable regulations prohibit nominees from voting shares on non-routine matters unless the beneficial owners indicate how the shares are to be voted.  Therefore, unless you instruct your nominee on how to vote your shares with respect to the approval of the Certificate of Incorporation and Bylaws amendments, the election of directors, and the advisory resolution on compensation of the Company’s named executive officers, your nominee will be prohibited from voting on such matters on your behalf.  Your nominee will, however, continue to have discretionary authority to vote uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm.

If your nominee returns a valid proxy but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum.  In the election of directors (Proposal 1), abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.  With respect to the ratification of the appointment of our independent registered public accounting firm (Proposal 2), and the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3), abstentions will have the same effect as voting against such proposals, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.  With respect to the approval of the amendment and restatement of the Certificate of Incorporation and Bylaws (Proposals 4a through 4g), abstentions and broker non-votes, if any, will have the same effect as voting against this proposal.

If You Have Any Questions

If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:

InvestorCom, Inc.
Stockholders Call Toll Free: 877-972-0090
Banks and Brokers Call Collect: 203-972-9300

CORPORATE GOVERNANCE AND ETHICS

Composition of the Board of Directors

The current number of directors on our Board of Directors is eight.  Under our bylaws, the number of directors on our Board of Directors will not be less than three and is fixed, and may be increased or decreased by resolution of the Board of Directors.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the Nominations and Corporate Governance Committee of our Board of Directors considers the appropriate size of the Board of Directors, as well as the qualities and skills of individual candidates. Factors considering include the following:

•	A history illustrating personal and professional integrity and ethics;

•	Independence;

•	Successful business management experience;

•	Public company experience, as officer or board member;

•	Relevant professional experience; and

•	Educational background.

The Nominations and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings the Company a diversity of perspectives and skills derived from the factors considered above. The Nominations and Corporate Governance Committee also considers candidates with relevant non-business experience and training.

Our Board of Directors believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the Nominations and Corporate Governance Committee considers the evolving needs of the Board of Directors and searches for candidates that fill any current or anticipated future gap. Our Board of Directors also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The Nominations and Corporate Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Nominations and Corporate Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominations and Corporate Governance Committee does not have a formal policy with respect to diversity; however, our Board of Directors and the Nominations and Corporate Governance Committee believe that it is essential that the directors represent diverse viewpoints. In considering candidates for our Board of Directors, the Nominations and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered.

Other than the foregoing background factors that are considered in selecting director candidates, there are no stated minimum qualifications for director nominees, although the Nominations and Corporate Governance Committee may also consider such other facts as it may deem are in the best interests of Ameri and our stockholders. The Nominations and Corporate Governance Committee does believe it appropriate for at least one, and preferably several, members of our Board of Directors to meet the criteria for an “Audit Committee financial expert” as defined by the rules of the Securities and Exchange Commission (the “SEC”), and that a majority of the members of our Board of Directors meet the definition of an “independent director” under the listing standards of the NASDAQ Stock Market.  At this time, the Nominations and Corporate Governance Committee also believes it appropriate for our Chief Executive Officer to serve as a member of our Board of Directors.

Identification and Evaluation of Nominees for Directors

The Nominations and Corporate Governance Committee identifies nominees for director by first evaluating the current members of our Board of Directors willing to continue their service on the Board of Directors.  Current members with qualifications and skills that are consistent with the Nominations and Corporate Governance Committee’s criteria for service on the Board of Directors and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining new perspectives.  If any member of our Board of Directors does not wish to continue his or her service or if our Board of Directors decides not to re-nominate a member for re-election, the Nominations and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominations and Corporate Governance Committee generally polls our Board of Directors and members of management for their recommendations regarding potential new nominees. The Nominations and Corporate Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from our stockholders, industry experts or analysts. The Nominations and Corporate Governance Committee reviews the qualifications, experience and background of the candidates.

Final candidates are interviewed by some or all of our independent directors and our Chief Executive Officer. In making its determinations, the Nominations and Corporate Governance Committee evaluates each individual in the context of our Board of Directors as a whole, with the objective of assembling a group that can best attain success for Ameri and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominations and Corporate Governance Committee makes its recommendation to our Board of Directors. Historically, the Nominations and Corporate Governance Committee has not relied on third-party search firms to identify board candidates. The Nominations and Corporate Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.

The Nominations and Corporate Governance Committee does not have a formal policy regarding consideration of director candidate recommendations from our stockholders. Any recommendations received from stockholders have been and will continue to be evaluated in the same manner as potential nominees suggested by members of our Board of Directors or management. Stockholders wishing to suggest a candidate for director should write to our Corporate Secretary at our corporate headquarters. In order for us to effectively consider a recommendation for a nominee for a director position, stockholders must provide the following information in writing: (i) the stockholder’s name and contact information; (ii) the class and number of shares beneficially owned by the stockholder; (iii) a statement that the stockholder is proposing a candidate for consideration as a director nominee to the Nominations and Corporate Governance Committee of our Board of Directors; (iv) the name, age, business address and residence address of the candidate and confirmation that the candidate is willing to be considered and serve as a director of the Company if elected; (v) a description of all arrangements and understandings and the relationship between the stockholder making the recommendation and the candidate being recommended and between the candidate and any customer, supplier, or competitor of the Company; (vi) the principal occupation and educational background of the candidate; (vii) a statement of the value that the candidate would add to our Board of Directors, including addressing the factors that our Board of Directors normally considers in assessing board candidates as stated above; and (viii) at least three character references with complete contact information. In order to give the Nominations and Corporate Governance Committee sufficient time to evaluate a recommended candidate, any such recommendation should be received by our Corporate Secretary at our corporate headquarters not later than the 120th calendar day before the one year anniversary of the date our proxy statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.

Board Leadership Structure

We believe it is beneficial to separate the roles of Chief Executive Officer and Chairman of the Board of Directors to facilitate their differing roles in the leadership of the Company. The role of the Chairman is to set the agenda for, and preside over, board meetings, as well as providing advice and assistance to the Chief Executive Officer. In contrast, the Chief Executive Officer is responsible for handling the day-to-day management direction of the Company, serving as a leader to the management team, and formulating corporate strategy.

Jeffrey E. Eberwein is currently the Chairman of our Board of Directors and is considered an independent director. Mr. Eberwein holds and has held leadership positions with investment firms and brings to Ameri outside experience and expertise. He also has an educational background in business.

Giri Devanur is our Chief Executive Officer and a member of our Board of Directors. Going forward, we will continue our philosophy of keeping the Chairman and Chief Executive Officer roles separate on the Board of Directors.

In addition, we believe the working relationship between Messrs. Eberwein and Devanur, on the one hand, and between Mr. Eberwein and the other independent directors, on the other, enhances and facilitates the flow of information between management and our Board of Directors as well as the ability of our independent directors to evaluate and oversee management and its decision-making.

Board Meeting Attendance

Our Board of Directors held six in person or telephonic meetings during the nine months ended December 31, 2015.  No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our Board of Directors and of the total number of meetings of committees of our Board of Directors on which he served.

Director Independence

Our Board of Directors has determined that director nominees Dimitrios J. Angelis and Dr. Arthur M. Langer standing for election, as well as current directors Jeffrey E. Eberwein, Robert Pearse and Robert Rosenberg, are independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules).  In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under “Related Transactions and Section 16(a) Beneficial Ownership Reporting Compliance” below.  The independent directors meet as often as necessary to fulfill their responsibilities, including meeting at least twice annually in executive session without the presence of non-independent directors and management.

Director Attendance at the Annual Meeting

Although we do not have a formal policy regarding attendance by members of our Board of Directors at the Annual Meeting, we encourage all of our directors to attend.

Board Self-Assessments

Our Board of Directors conducts annual self-evaluations to determine whether it and its committees are functioning effectively. The full Board of Directors reviews the results of the assessments and identifies areas for continued improvement. Our Board of Directors also develops and communicates to management any proposals for improving board functions.

Committees of the Board of Directors

Our Board of Directors currently has three standing committees. The current members of our committees are identified below:

Committees

Director	Audit		Compensation		Nominations and Corporate Governance
Dimitrios J. Angelis	X	(Chair)			X
Jeffrey E. Eberwein			X		X	(Chair)
Dr. Arthur M. Langer			X
Robert Pearse	X		X	(Chair)
Robert Rosenberg	X				X

Giri Devanur, our Chief Executive Officer, does not serve on any of our standing committees.

Audit Committee. The Audit Committee consists of Messrs. Angelis, Pearse and Rosenberg, with Mr. Angelis serving as chairman. The Audit Committee held four meetings during the nine months ended December 31, 2015. All members of the Audit Committee are (i) independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Mr. Angelis qualifies as an “Audit Committee financial expert” as defined in the rules and regulations established by the SEC. The Audit Committee is governed by a written charter approved by our Board of Directors. The functions of the Audit Committee include, among other things:

•	Meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;

•	Meeting with our independent registered public accounting firm and with internal financial personnel regarding the adequacy of our internal controls and the objectivity of our financial reporting;

•	Recommending to our Board of Directors the engagement of our independent registered public accounting firm;

•
Reviewing our quarterly and audited consolidated financial statements and reports and discussing the statements and reports with our management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management; and

•	Reviewing our financial plans and reporting recommendations to our full Board of Directors for approval and to authorize action.

Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to the Audit Committee.

Compensation Committee. The Compensation Committee consists of Messrs. Eberwein, Langer and Pearse, with Mr. Pearse serving as chairman. The Compensation Committee held two meetings during the nine months ended December 31, 2015. Messrs. Eberwein, Langer and Pearse are independent, as determined under the various NASDAQ Stock Market, SEC and Internal Revenue Service qualification requirements. The Compensation Committee is governed by a written charter approved by our Board of Directors. The functions of the Compensation Committee include, among other things:

•
Reviewing and, as it deems appropriate, recommending to our Board of Directors, policies, practices, and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;

•
Establishing appropriate incentives for officers, including the Chief Executive Officer, to encourage high performance, promote accountability and adherence to company values and further our long-term strategic plan and long-term value; and

•	Exercising authority under our employee benefit plans.

Corporate Governance Committee. The Nominations and Corporate Governance Committee consists of Messrs. Angelis, Eberwein and Rosenberg, with Mr. Eberwein serving as chairman. The Nominations and Corporate Governance Committee held two meetings during the nine months ended December 31, 2015.  Messrs. Eberwein, Angelis and Rosenberg are independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules).  The Nominations and Corporate Governance Committee is governed by a written charter approved by our Board of Directors. The functions of the Nominations and Corporate Governance Committee include, among other things:

•	Reviewing and recommending nominees for election as directors;

•	Assessing the performance of our board of directors;

•	Developing guidelines for the composition of our board of directors;

•	Reviewing and administering our corporate governance guidelines and considering other issues relating to corporate governance; and

•	Oversight of the Company compliance officer and compliance with the Company’s Code of Ethics and Business Conduct and Code of Ethics for our Chief Executive Officer and Senior Financial Officers.

The Board of Directors’ Role in Risk Oversight

Our Board of Directors, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of our Board of Directors participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by our Board of Directors on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management. The Nominations and Corporate Governance Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Members of the management team report directly to our Board of Directors or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to our full Board of Directors at the next meeting of the Board of Directors, or sooner if deemed necessary. This enables our Board of Directors and its committees to effectively carry out its risk oversight role.

Communications with our Board of Directors

Any stockholder may send correspondence to our Board of Directors c/o Corporate Secretary, Ameri Holdings, Inc., 100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey 08540. Our Corporate Secretary will review all correspondence addressed to our Board of Directors, or any individual director, and forward all such communications to our Board of Directors or the appropriate director prior to the next regularly scheduled meeting of our Board of Directors following the receipt of the communication, unless the corporate secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our Corporate Secretary will summarize all stockholder correspondence directed to our Board of Directors that is not forwarded to our Board of Directors and will make such correspondence available to our Board of Directors for its review at the request of any member of our Board of Directors.

Code of Business Conduct and Ethics

We have established a Code of Ethics and Business Conduct and a Code of Ethics for our Chief Executive Officer and Senior Financial Officers (the “Ethics Codes”) that apply to our officers, directors, employees and contractors.  The Ethics Codes contain general guidelines for conducting our business consistent with the highest standards of business ethics and compliance with applicable law, and is intended to qualify as “codes of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Day-to-day compliance with the Ethics Codes is overseen by the Company compliance officer appointed by our Board of Directors. If we make any amendments to the Ethics Codes or grant any waiver from a provision of the Ethics Codes to any director or executive officer, we will promptly disclose the nature of the amendment or waiver on the “Investors” section of the Company’s website (www.ameri100.com) under the tab “Corporate Governance”.

Corporate Governance Documents Available Online

Our corporate governance documents, including the Audit Committee charter, Compensation Committee charter, Nominations and Corporate Governance Committee charter and Ethics Codes, are available free of charge on the “Investors” section of our website (www.ameri100.com) under the tab “Corporate Governance”.  Information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement. Stockholders may also request paper copies of these documents free of charge upon written request to Investor Relations, Ameri Holdings, Inc., 100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey 08540.

Director Term Limits

Our Board of Directors does not currently have a term limit policy limiting the number of years a director may serve on the Board of Directors.

Executive Officers

The names of our executive officers, their ages, their positions with Ameri, and other biographical information as of May 10, 2016, are set forth below. Giri Devanur, our President, Chief Executive Officer and a member of our Board, and Srinidhi “Dev” Devanur, our Executive Vice Chairman and a member of our Board, are brothers. Other than these individuals, there are no family relationships among our directors and executive officers.

Name	Age	Position

Srinidhi “Dev” Devanur	50	Executive Vice Chairman of the Board and Director
Giri Devanur	46	President, Chief Executive Officer and Director
Edward O’Donnell	50	Chief Financial Officer
Srirangan “Ringo” Rajagopal	46	Executive Vice President - Client Relations
Carlos Fernandez	50	Executive Vice President - Strategic Initiatives

Srinidhi “Dev” Devanur became our Executive Vice Chairman and a member of our Board in May 2015.  Srinidhi “Dev” Devanur is the founder of Ameri and Partners on the representative on the Board.  He is a seasoned technology entrepreneur who has more than 20 years of experience in the IT services industry with a specialization in sales and resource management.  He has built businesses from ground up and has successfully executed acquisitions, mergers and corporate investments.  He has managed the sales function by working closely with various Fortune 500 customers in the United States and India to sell software solutions, support and staff augmentation related services. Srinidhi “Dev” Devanur co-founded Ivega Company in 1997, an international niche IT consulting company with special focus on financial services which merged with TCG in 2004, creating a 1,000+ person focused differentiator in the IT consulting space.  Following this, he founded SaintLife Bio-pharma Pvt. Ltd., which was acquired by a Nasdaq listed company.  Srinidhi “Dev” Devanur has a bachelor’s degree in electrical engineering from the University of Bangalore, India and has also attended a Certificate program in Strategic Sales Management at the University of Chicago Booth School of Business.  The Board believes that Mr. Devanur’s qualifications to serve on the Board include his background in the IT services industry and his experience in business development.

Giri Devanur became our President, Chief Executive Officer and a member of our Board in May 2015. Giri Devanur is a representative of Ameri and Partners on the Board.  He is a seasoned chief executive officer who has raised seed capital, venture capital and private equity from global institutions.  He has successfully executed acquisitions, mergers and corporate investments.  He has more than 25 years of experience in the information technology industry.  Previously, he founded WinHire Inc. in 2010, an innovative company building software products through technology and human capital management experts and combining them with professional services.  He co-founded Ivega Company in 1997, an international niche IT consulting company with special focus on financial services which merged with TCG in 2004, creating a 1,000+ person focused differentiator in the IT consulting space.  Giri Devanur has a Master’s degree in Technology Management from Columbia University and a bachelor’s degree in computer engineering from the University of Mysore, India.  He has attended Executive Education programs at the Massachusetts Institute of Technology and Harvard Law School.  The Board believes that Mr. Devanur’s qualifications to serve on the Board include his substantial experience in the information technology industry and his prior experience as a chief executive officer.

Edward O’Donnell became our Chief Financial Officer, effective January 28, 2016. Mr. O’Donnell has over 23 years of experience in investment banking, advertising, private equity, investment, venture capital, technology, internet and other new media businesses. Mr. O’Donnell has served as the Chief Operating Officer of Radbourne Property Group, Inc., an innovative operator of family entertainment centers, where his primary responsibilities included raising capital, external reporting, outlining capital structure and budgeting. From February 2013 until April 2015, Mr. O’Donnell served as chief financial officer of AudioEye, Inc. (OTC: AEYE) From December 2010 until January 2013, Mr. O’Donnell served as Vice President of Finance for Augme Technologies, Inc. (Previously OTC: AUGT), which provides strategic services and mobile marketing technology to leading consumer and healthcare brands. From January 2007 until November 2010, Mr. O’Donnell served as Chief Financial Officer of Carlyle Capital Group LLC, a venture capital and private equity firm. Previously, Mr. O’Donnell also served as Senior Vice President of Finance & Investor Relations of ACTV, Inc. (previously NASDAQ: IATV), where he developed the investor relations department before the company was purchased by OpenTV, a subsidiary of Liberty Media. Previously, Mr. O’Donnell was a member of Aloysius Lyons, LLC. Aloysius Lyons, LLC filed for protection under Chapter 7 of the federal bankruptcy laws in 2007. Aloysius Lyons, LLC received a discharge relating to the matter in 2009 and has been dissolved. Mr. O’Donnell is a Certified Public Accountant in New York and a member of NYSSCPAs and AICPA. Mr. O’Donnell earned a B.S, degree in Accountancy from Villanova University in 1991 and an M.B.A. from Columbia Business School in 2003. We believe that Mr. O’Donnell’s extensive education and background in accounting and finance makes him qualified to serve as our Chief Financial Officer.

Srirangan “Ringo” Rajagopal became our Executive Vice President - Client Relations in May 2015. Previously, Mr. Rajagopal served in a similar position at Ameri and Partners since April 2012. Mr. Rajagopal has more than two decades of experience in managing operations, sales and human capital management in large and entrepreneurial start-ups.  Prior to joining Ameri and Partners, Mr. Rajagopal was Senior Vice President – Business Consulting at Pride Global, a private equity holding company, from February 2008 to April 2012, and was Managing Partner, Co-Founder and Head of Human Capital Management at WinHire Inc. from April 2012 to May 2014, and briefly consulted for other firms from May 2014 to October 2014 before returning to the Ameri and Partners team. Mr. Rajagopal has also held positions at TCGlvega, Accenture (NYSE: ACN), Infosys Technologies (INFY) and ABC Consultants more than five years ago.

Carlos Fernandez became our Executive Vice President - Strategic Initiatives in May 2015. Previously, Mr. Fernandez served in a similar position at Ameri and Partners since November 2014 after joining the Ameri and Partners team as a consultant in December 2014. Mr. Fernandez has more than 25 years of experience in the publishing and financial industry. Prior to joining Ameri and Partners, Mr. Fernandez held multiple positions at Thomson Reuters from 2006 to December 2014, most notably delivering a $100 million SAP consolidation initiative. Mr. Fernandez earned a master’s degree in technology management from Columbia University and an engineering degree from The City College of New York.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of May 10, 2016 regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our current executive officers, (iii) each of our directors, and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more stockholder, as the case may be. The address for all executive officers and directors is c/o Ameri Holdings, Inc., 100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey 08540.

Percentage of beneficial ownership is calculated based on 12,374,361 shares of common stock outstanding as of May 10, 2016. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of May 10, 2016. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name (1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (2)

Executive Officers, Present Directors and Proposed Directors:

Jeffrey E. Eberwein (3)(4)	6,151,817	34.3%
Srinidhi “Dev” Devanur	5,977,125	48.3%
Giri Devanur	2,179,125	17.6%
Dimitrios J. Angelis(5)	25,000	*
Dr. Arthur M. Langer(6)	75,625	*
Robert G. Pearse(7)	25,000	*
Robert Rosenberg(8)	80,125	*
Carlos Fernandez	101,250	*
Edward O’Donnell	-	*
Srirangan Rajagopal	432,000	3.5%
Dhruwa N. Rai	500,000	4.0%
All executive officers, present directors and proposed directors as a group (9 persons) (9)	15,547,067	86.2%
5% Stockholders:

Lone Star Value Management, LLC (3)(4)	6,151,817	34.3%
_______________

*	Less than one percent of outstanding shares.

(1)	Unless otherwise indicated, the address of each person or entity is c/o AMERI Holdings, Inc., 100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey 08540.

(2)
The calculation in this column is based upon 12,374,361 shares of common stock outstanding as of May 10, 2016.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock that are currently convertible or exercisable within 60 days of May 10, 2016 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Includes (a) 555,644 shares of common stock, (b) 2,777,778 shares of common stock reserved for issuance upon the conversion of a convertible note, and (c) 2,777,777 shares of common stock reserved for issuance upon the exercise of a warrant, in each case held of record by Lone Star Value Investors, LP (“Lone Star Value”). Lone Star Value Investors GP, LLC (“Lone Star Value GP”), the general partner of Lone Star Value and Lone Star Value Management, the investment manager of Lone Star Value, may be deemed to beneficially own the 6,111,199 shares held by Lone Star Value. Jeffrey E. Eberwein as the managing member of Lone Star Value GP and sole member of Lone Star Value Management, may be deemed to beneficially own the 6,111,199 shares held by Lone Star Value. Mr. Eberwein disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of Mr. Eberwein, Lone Star Value, Lone Star Value GP, and Lone Star Value Management is 53 Forest Avenue, 1st Floor, Old Greenwich, CT 06870.

(4)
Includes 40,618 shares held in an account separately managed by Lone Star Value Management. Lone Star Value Management, as the investment manager of the separately managed account, may be deemed to beneficially own the 40,618 shares held in the separately managed account; and Jeffrey Eberwein, as the sole member of Lone Star Value Management may be deemed to beneficially own the shares held in the separately managed account. Mr. Eberwein disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5)	Consists of 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days of the Record Date.

(6)	Consists of 50,625 shares of common stock and 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days of the Record Date.

(7)	Consists of 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days of the Record Date.

(8)	Consists of 55,125 shares of common stock and 25,000 shares of common stock issuable upon exercise of options exercisable within 60 days of the Record Date.

(9)
Consists of 9,891,512 shares of common stock, 2,777,778 shares of common stock reserved for issuance upon the conversion of a convertible note held of record by Lone Star Value, 2,777,777 shares of common stock reserved for issuance upon the exercise of a warrant held of record by Lone Star Value and 100,000 shares of common stock issuable upon exercise of options exercisable within 60 days of the Record Date.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of eight members. Each director elected at the Annual Meeting will serve until the next annual meeting of stockholders (if Proposal 4a is approved) or a three-year term (if Proposal 4a is not approved) and until their successors are duly elected and qualified.

Upon the recommendation of the Nominations and Corporate Governance Committee, our Board of Directors has nominated each of the following three persons to be elected to serve until the next annual meeting of stockholders (if Proposal 4a is approved) or a three-year term (if Proposal 4a is not approved) and until their successors are duly elected and qualified. Each of the nominees (i) currently serves on our Board of Directors (ii) has consented to being named in this Proxy Statement and (iii) has agreed to serve as a director if elected. As of the date of this Proxy Statement, our Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS USING THE ENCLOSED PROXY CARD TO VOTE FOR
THE FOUR NOMINEES LISTED BELOW

Nominees for Election to the Board of Directors

Name	Position
Dimitrios J. Angelis	Director
Srinidhi “Dev” Devanur	Executive Vice Chairman of the Board and Director
Dr. Arthur M. Langer	Director
Dhruwa N. Rai	Director

The four nominees standing for election who receive the greatest number of votes cast at the 2016 annual meeting will be elected as Directors.

Information about the Company’s Director Nominees

Set forth below are descriptions of the backgrounds of each nominee and their principal occupations for at least the past five years and their public-company directorships as of the Record Date. Giri Devanur, our President, Chief Executive Officer and a member of our Board, and Srinidhi “Dev” Devanur, our Executive Vice Chairman and a member of our Board, are brothers. Other than these individuals, there are no family relationships among our directors and executive officers.  All ages are as of May 10, 2016.

In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Ameri and our Board of Directors.

Dimitrios J. Angelis	Age 45	Director since May 2015
Executive Counsel at Life Sciences Law Group

Mr. Angelis currently works with the Life Sciences Law Group, providing outside General Counsel advice to pharmaceutical, medical device and biologics companies. He is also a director of Digirad Inc. (NASDAQ: DRAD) a leader in the field of nuclear gamma cameras for use in cardiology, women’s health, pediatric and other imaging and neuropathy diagnostics applications. Previously, he has served as the Chief Executive Officer of OTI America Inc., the U.S.-based subsidiary of publicly-held On Track Innovations Ltd., a pioneer of cashless payment technology, since December 2013. His role was to oversee and monetize the extensive patent portfolio of over 100 U.S. and international patents. Mr. Angelis has served as a director of On Track Innovations since December 2012, and served as its Chairman of the Board from April 2013 until February 2015.  From October 2012 until December 2013, Mr. Angelis served as the General Counsel of Wockhardt Pharmaceuticals Inc., an international biologics and pharmaceutical company.  From October 2008 to October 2012, Mr. Angelis was a senior counsel at Dr. Reddy’s Laboratories, Ltd., a publicly-traded pharmaceutical company, and during 2008 he was the Chief Legal Officer and Corporate Secretary of Osteotech, Inc., a publicly-traded medical device company, with responsibility for managing the patent portfolio of approximately 42 patents.  Prior to that, Mr. Angelis worked in the pharmaceutical industry in various corporate, strategic and legal roles. In addition, he worked for McKinsey & Company, Merrill Lynch and the Japanese government more than five years ago.  He began his legal career as a transactional associate with the New York office of the law firm Mayer Brown. Mr. Angelis holds a B.A. degree in Philosophy and English from Boston College, an M.A. in Behavioral Science and Negotiation from California State University and a J.D. from New York University School of Law.  The Board believes that Mr. Angelis’ substantial experience as an accomplished attorney, negotiator and general counsel to public and private companies in the healthcare field will enable him to bring a wealth of strategic, legal and business acumen to the Board, well qualifying him to serve as a director.

Srinidhi “Dev” Devanur	Age 50	Director since May 2015
Executive Vice Chairman of the Board and Director

Mr. Devanur’s biographical information is provided above under the heading “CORPORATE GOVERNANCE AND ETHICS- Executive Officers.”

Dr. Arthur M. Langer	Age 62	Director since May 2015
Director of the Center for Technology Management, Vice Chair of Faculty and Academic Director of the Executive Master of Science in Technology Management Program at the School of Professional Studies at Columbia University

   Dr. Langer is the Director of the Center for Technology Management, Vice Chair of Faculty and Academic Director of the Executive Master of Science in Technology Management Program at the School of Professional Studies at Columbia University.  Dr. Langer serves on the faculty of the Department of Organization and Leadership at the Graduate School of Education (Teachers College).  He is also an elected member of the Columbia University Faculty Senate.  Dr. Langer joined the faculty at Columbia University in 1984.  Dr. Langer is the author of Strategic IT: Best Practices for Managers and Executives (2013), with Lyle Yorks), Guide to Software Development: Designing & Managing the Life Cycle (2012), Information Technology and Organizational Learning (2011), Analysis and Design of Information Systems (2007), Applied Ecommerce (2002), and The Art of Analysis (1997), and has numerous published articles and papers relating to service learning for underserved populations, IT organizational integration, mentoring and staff development.  Dr. Langer consults with corporations and universities on information technology, staff development, management transformation and curriculum development around the globe. Dr. Langer is also the Chairman and Founder of Workforce Opportunity Services, a non-profit social venture that provides scholarships and careers to underserved populations around the world.  Prior to joining the faculty at Columbia University, Dr. Langer was Executive Director of Computer Support Services at Coopers & Lybrand, General Manager and Partner of Software Plus, and President of Macco Software more than five years ago. Dr. Langer holds a B.A. in Computer Science, an M.B.A. in Accounting/Finance, and a Doctorate of Education from Columbia University. The Board believes Dr. Langer’s qualifications to serve on the Board include his expertise in technology management and his vast experience within the information technology industry.

Dhruwa N. Rai	Age 46	Director Since May 2016
Retired

Mr. Rai served as the Global Vice President of Industrial Coatings  at Axalta Coatings Systems Ltd. (NASDAQ:AXTA) (“Axalta” and formerly DuPont Performance Coatings), one of the largest coating companies in the world, from December 2014 to August 2015. Mr. Rai joined Axalta in February 2013 as the Vice President of Business Processes and Chief Information Officer, where he led its business process and IT transformation, including its separation from E. I. du Pont de Nemours and Company (d/b/a DuPont (NYSE:DD)). From March 2012 to January 2013, Mr. Rai served as the Chief Information Officer of The Williams Companies, Inc. (NYSE:WMB), an energy infrastructure company.  From June 2009 to December 2011, Mr. Rai served as the Chief Information Officer and Vice President of Momentive Performance Materials Inc. (formerly GE Advanced Materials), a manufacturer of specialty materials for diverse industrial applications, where he led its divestiture from General Electric Co. (NYSE:GE) (“General Electric”). Mr. Rai also served as a director of FCS Software Solutions Ltd., an IT service provider, from April 2008 to September 2010.  Mr. Rai’s prior professional experience also includes leadership positions with GE Security, a former division of General Electric that was acquired by United Technologies Corporation (NYSE:UTX); Delphi Automotive PLC (NYSE:DLPH), a leading global supplier of technologies for the automotive and commercial vehicle market; and Earnst & Young LLP. Mr. Rai holds a Bachelor of Engineering degree in Production Engineering from G.B. Pant University (India) and an M.B.A. from the University of Connecticut. The Company believes that Mr. Rai’s leadership experience with global public companies and his expertise in the IT and technology sectors will make him a valuable addition to the Board.

Information about the Company’s Current Directors

Jeffrey E. Eberwein became our Chairman of the Board in May 2015.  Mr. Eberwein is a Lone Star Value designee on the Board.  He has 23 years of Wall Street experience and is CEO of Lone Star Value Management, LLC ("LSVM"), a U.S. registered investment company. Prior to founding LSVM in January 2013, Mr. Eberwein was a Portfolio Manager at Soros Fund Management from January 2009 to December 2011 and Viking Global Investors from March 2005 to September 2008. Mr. Eberwein serves as Chairman of the board of four other public companies: Digirad Corporation (NASDAQ: DRAD), a medical imaging Company; ATRM Holdings, Inc. (OTC: ATRM), a modular building company; Hudson Global Inc. (NASDAQ: HSON), a global recruitment company; and Crossroads Systems, Inc. (NASDAQ: CRDS), a data storage company. In addition, Mr. Eberwein serves as a director of Novation Companies, Inc. (OTC: NOVC), a specialty finance company. Mr. Eberwein served on the Board of The Goldfield Corporation (NYSE:GV), a company in the electrical construction industry, from May 2012 until May 2013; On Track Innovations Ltd. (NASDAQ: OTIV), a smart card company, from December 2012 until December 2014; and NTS, Inc. (previously listed NYSE: NTS), a broadband services and telecommunications company, from December 2012 until its sale to a private equity firm in June 2014.  Previously, Mr. Eberwein also served on the Board of Hope for New York, a charitable organization dedicated to serving the poor in New York City, from 2011 until 2014, where he was the Treasurer and on its Executive Committee.  Mr. Eberwein earned an M.B.A. from The Wharton School, University of Pennsylvania, and a B.B.A. degree with High Honors from The University of Texas at Austin.  The Board believes that Mr. Eberwein's qualifications to serve on the Board include his expertise in finance and experience in the investment community.

Giri Devanur’s biographical information is provided above under the heading “CORPORATE GOVERNANCE AND ETHICS- Executive Officers.”

Robert G. Pearse became a member of our Board in May 2015. Mr. Pearse is a Lone Star Value designee on the Board.  Mr. Pearse currently serves as a Managing Partner at Yucatan Rock Ventures, where he specializes in technology investments and consulting, and has served in that position since August 2012. Mr. Pearse serves as a director for Novation Companies, Inc. (OTC: NOVC) and chairman of the Compensation Committee and member of the Audit Committee since January 2015.  Mr. Pearse serves as a director for Aviat Networks, Inc. (NASDAQ: AVNW) and member of the Compensation Committee and Nominating and Governance Committee since January 2015. Mr. Pearse serves as a director for Crossroads Systems, Inc. (NASDAQ: CRDS) and Chairman of the Compensation Committee and member of the Audit Committee since July 2013. From 2005 to 2012, Mr. Pearse served as vice president of strategy and market development at NetApp, Inc. (NASDAQ: NTAP), a publicly-traded computer storage and data management company. Mr. Pearse played an influential role leading NetApp's growth strategy to become a Fortune 500 listed company during his tenure.  From 1987 to 2004, Mr. Pearse held leadership positions at Hewlett-Packard (NYSE: HPQ), most recently as its vice president of strategy and corporate development from 2001 to 2004, focusing on business strategy, business development and acquisitions. Mr. Pearse's professional experience also includes positions at PricewaterhouseCoopers LLP, Eastman Chemical Company (NYSE: EMN) and General Motors Company (NYSE: GM) more than five years ago.  Mr. Pearse earned an M.B.A. degree from the Stanford Graduate School of Business and a B.S. degree in Mechanical Engineering from the Georgia Institute of Technology.  The Board believes Mr. Pearse's qualifications to serve on the Board include his extensive business development and financial expertise and his extensive background in the technology sector.

Robert Rosenberg became a member of our Board in May 2015. Mr. Rosenberg is the director of entrepreneurship programs at the Polsky Center for Entrepreneurship and Innovation and adjunct associate professor of entrepreneurship at Chicago Booth since 2000. He has served in a variety of senior administrative roles at the University of Chicago, most recently as associate vice president for marketing strategy and associate vice president for research. Mr. Rosenberg came to the University of Chicago in 1989 as director of industrial relations and technology at the University of Chicago Medical Center. Mr. Rosenberg was a founder of the Illinois Biotechnology Industry Organization and the Midwest Research University Network. He is a director of Illinois' Technology Development Fund, a board member of Manufacturing Renaissance and Fortify, and a co-chair of Hyde Park Angels Healthcare Ambassador Circle. Mr. Rosenberg earned a B.A. degree in English from Harvard University, a master's degree in English literature from Tufts University, and an M.B.A. from the University of Chicago Booth School of Business. The Board believes that Mr. Rosenberg's qualifications to serve on the Board include his background and expertise in entrepreneurship.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTOR OF EACH NOMINEE LISTED ON THE PROXY CARD.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to Ameri’s audited financial statements for the nine months ended December 31, 2015.

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of Ameri’s financial reporting, internal controls and audit functions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the Audit Committee’s express approval. The Audit Committee charter describes in greater detail the full responsibilities of the Audit Committee and is available on our website at www.ameri100.com. The Audit Committee is comprised solely of independent directors as defined by Rule 5605(a)(2) of the NASDAQ listing standards.

The Audit Committee met on four occasions during the nine months ended December 31, 2015. The Audit Committee met privately in executive session with Ram Associates as part of each regular meeting and held private meetings with the Chief Financial Officer and other officers of Ameri throughout the year.

In accordance with the Audit Committee charter and the requirements of law, the Audit Committee pre-approves all services to be provided by Ameri’s independent auditors, Ram Associates. Pre-approval is required for audit services, audit-related services, tax services and other services.

The Audit Committee has reviewed and discussed the audited financial statements for the nine months ended December 31, 2015 with the Company’s management and Ram Associates, the Company’s independent registered public accounting firm. The Audit Committee has also discussed with Ram Associates the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also has received and reviewed the written disclosures and the letter from Ram Associates required by applicable requirements of the PCAOB regarding Ram Associates’ communications with the Audit Committee concerning independence, and has discussed with Ram Associates its independence from the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Annual Report.

AUDIT COMMITTEE

Dimitrios J. Angelis, Chairman
Robert Pearse
Robert Rosenberg

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm.  The Audit Committee is considering Ram Associates to serve as the Company’s independent registered public accounting firm.  Ram Associates has audited our financial statements since the nine months ended December 31, 2015.  While it is not required to do so, the Audit Committee is submitting to stockholders for ratification the selection of Ram Associates as the Company’s independent registered public accounting firm for the year ending December 31, 2016.  Notwithstanding ratification of the selection of Ram Associates to serve as the Company’s independent registered public accounting firm, the Audit Committee will be under no obligation to select Ram Associates as the Company’s independent registered public accounting firm.

Representatives of Ram Associates will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Accounting Fees

In May 2015, the Board selected RAM Associates as its independent accountant to audit the registrant’s financial statements.  Since they were retained, there have been (1) no disagreements between us and RAM Associates on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedures and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. RAM Associates has not issued any reports on our financial statements during the previous two fiscal years that contained any adverse opinion or a disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principle.  In connection with the audit of the 2015 financial statements, we entered into an engagement agreement with Ram Associates which sets forth the terms by which Ram Associates has performed audit and related professional services for us.

The following table sets forth the aggregate accounting fees paid by us for the past nine months ended December 31, 2015 and the twelve months ended March 31, 2015. The below fees were paid to the firm Ram Associates. All non-audit related services in the table were pre-approved and/or ratified by the Audit Committee of our Board of Directors.

	Nine Months December 31,	Twelve Months Ended March 31,
Type of Fees	2015	2015
Audit Fees	$25,000	$14,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$25,000	$14,000

Types of Fees Explanation

Audit Fees. Audit fees were incurred for accounting services rendered for the audit of our consolidated financial statements for the nine months ended December 31, 2015 and reviews of quarterly consolidated financial statements.

Audit Committee Pre-Approval of Services by Independent Registered Public Accounting Firm

The Audit Committee is granted the authority and responsibility under its charter to pre-approve all audit and non-audit services provided to the Company by its independent registered public accounting firm, including specific approval of internal control and tax-related services. In exercising this responsibility, the Audit Committee considers whether the provision of each professional accounting service is compatible with maintaining the audit firm’s independence.

Pre-approvals are detailed as to the category or professional service and when appropriate are subject to budgetary limits. Company management and the independent registered public accounting firm periodically report to the Audit Committee regarding the scope and fees for professional services provided under the pre-approval.

With respect to the professional services rendered, the Audit Committee had determined that the rendering of all non-audit services by Ram Associates was compatible with maintaining the auditor’s independence and had pre-approved all such services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RAM ASSOCIATES AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016, ON THE PROXY CARD.

EXECUTIVE COMPENSATION

Role and Authority of Compensation Committee

The Compensation Committee consists of Messrs. Eberwein, Langer and Pearse. Messrs. Eberwein, Langer and Pearse are each a “non-employee director” within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934 and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code.  Messrs. Eberwein, Langer and Pearse and satisfy the independence requirements imposed by the NASDAQ Stock Market.

The Compensation Committee is responsible for discharging the responsibilities of the Board of Directors with respect to the compensation of our executive officers. The Compensation Committee recommends overall compensation of our executive officers to the Board of Directors.  The Board of Directors approves all compensation of our executive officers. The Compensation Committee also periodically reviews director compensation.

The charter of the Compensation Committee permits the Compensation Committee to engage outside consultants and to consult with our human resources department when appropriate to assist in carrying out its responsibilities.  Compensation consultants have not been engaged by the Company to recommend or assist in determining the amount or form of compensation for any current executive officers or directors of the Company.

The Committee may also obtain advice and assistance from internal or external legal, accounting, or other advisers selected by the Committee.

Elements of Executive Compensation

Our executive compensation consists of the following elements:

•	Base salary;

•	Annual Incentive Bonus;

•	Long-Term Incentives; and

•	Retirement benefits under a 401(k) plan and generally available benefit programs.

Base Salary. The base salary for each executive is initially established through negotiation at the time the executive is hired, taking into account his or her scope of responsibilities, qualifications, experience, prior salary, and competitive salary information within our industry. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of his or her sustained performance against individual goals, including leadership skills and the achievement of high ethical standards, the individual’s impact on our business and financial results, current salary in relation to the salary range designated for the job, experience, demonstrated potential for advancement, and an assessment against base salaries paid to executives for comparable jobs in the marketplace.

Based on the factors discussed above, base salaries for the nine months ended December 31, 2015 (on an annualized basis) were as follows:

Mr. Devanur’s 2015 base salary was set at $120,000, which represented no change from March 2015.

Mr. Rajagopal’s 2015 base salary was set at $132,000, which represented no increase from March 2015.

Mr. Fernandez’s 2015 base salary was set at $141,600, which represented no increase from March 2015.

Annual Bonus. Annual bonus payments under our executive employment agreements are based on the discretion of our Board of Directors.  We believe that such bonuses provide our executives with an incentive to achieve goals that are aligned with our stockholders’ interests, with the achievement of such goals being measurable in terms of revenue and income or other financial objectives.  An executive officer’s failure to achieve measurable performance goals can affect his or her bonus amount. We believe that offering significant potential income in the form of bonuses allows us to attract and retain executives and to align their interests with those of our stockholders.

The maximum bonus Mr. Devanur could have achieved under his employment agreement in the nine months ended December 31, 2015 was $50,000 (on an annualized basis), and he received a bonus of $45,000 in the nine months ended December 31, 2015.  Mr. Rajagopal, who does not have an employment agreement, received a discretionary bonus of $9,000 in the nine months ended December 31, 2015.

Long-Term Incentives. The Compensation Committee has the ability to grant equity instruments to our executives under our 2015 Equity Incentive Award Plan.  The Compensation Committee has the ability to issue a variety of instruments, but equity grants will typically be in the form of stock options and restricted stock units.  We believe that our executive compensation program must include long-term incentives such as stock options and restricted stock units if we wish to hire and retain high-level executive talent. We also believe that stock options and restricted stock units help to provide a balance to the overall executive compensation program as base salary and bonus awards focus only on short-term compensation. In addition, the vesting period of stock options and restricted stock units encourages executive retention and the preservation of stockholder value.  Finally, we believe that aligning at least a portion of restricted stock units vesting provisions to financial performance measures further aligns executive compensation to stockholder value; if performance targets are not achieved, then the awards do not vest.  We base the number of equity units granted on the type and responsibility level of the executive’s position, the executive’s performance in the prior year and the executive’s potential for continued sustained contributions to our long-term success and the long-term interests of our stockholders.

401(k) and Other Benefits.  During 2015, our executive officers were eligible to receive certain benefits generally available to all our employees on the same terms, including medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, educational and employee assistance, paid-time-off, and certain other benefits. During 2015, we also maintained a tax-qualified 401(k) Plan, which provides for broad-based employee participation.  During 2015, under the 401(k) Plan, all employees were eligible to receive matching contributions from Ameri of (i) 100% of their first 3% of employee contributions and (ii) 50% of the next 2% of employee contributions up to an aggregate maximum of $10,600 per employee, per year, subject to vesting provisions.

Compensation Risk Assessment

In establishing and reviewing our overall compensation program, the Compensation Committee considers whether the program and its various elements encourage or motivate our executives or other employees to take excessive risks. We believe that our compensation program and its elements are designed to encourage our employees to act in the long-term best interests of the Company and are not reasonably likely to have a material adverse effect on our business.

The Impact of Tax and Accounting Treatments on Elements of Compensation

We have elected to award non-qualified stock options instead of incentive stock options to all our employees, directors and consultants to allow the corporation to take advantage of the more favorable tax advantages associated with non-qualified stock options.

Internal Revenue Code Section 162(m) precludes us from deducting certain forms of non-performance-based compensation in excess of $1.0 million to named executive officers. To date, we have not exceeded the $1.0 million limit for any executive, and the Compensation Committee has not defined a policy that all compensation must be deductible. However, since stock-based awards comprise a significant portion of total compensation, the Compensation Committee has taken appropriate steps to preserve deductibility for such awards in the future, when appropriate.

Summary Compensation Table

The following table provides information regarding the compensation earned during the nine months ended December 31, 2015 and the fiscal years ended March 31, 2015 and March 31, 2014 by our Chief Executive Officer and our two other most highly compensated executive officers (“Named Executive Officers”) who were employed by us during 2014.

Name & Principal Position	Transition Period or Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensa-tion Earnings ($)	All Other Compensation ($)	Total ($)
Giri Devanur(1) President and Chief Executive Officer	12/31/2015 3/31/2015 3/31/2014	90,000 120,000 -	45,000 25,000 -	- - -	- - -	- - -	- - -	- - -	135,000 145,000 -
Srirangan Rajagopal(2) Executive Vice President – Client Relations	12/31/2015 3/31/2015 3/31/2014	99,000 66,000 -	9,000 6,000 -	- - -	- - -	- - -	- - -	- - -	108,000 72,000 -
Carlos Fernandez(3) Executive Vice President – Strategic Initiatives	12/31/2015 3/31/2015 3/31/2014	106,200 141,600 -	- - -	- - -	- - -	- - -	- - -	- - -	106,200 141,600 -

(1)	Giri Devanur was appointed to his position with our company on May 26, 2015 and served as Chief Executive Officer of Ameri and Partners.

(2)	Srirangan Rajagopal was appointed to his position with our company on May 26, 2015 and served as Executive Vice President – Client Relations of Ameri and Partners.

(3)	Carlos Fernandez was appointed to his position with our company on May 26, 2015 and served as Executive Vice President – Strategic Initiatives of Ameri and Partners.

Grants of Plan-Based Awards

As of December 31, 2015, we had not granted any equity incentive awards to any of our Named Executive Officers pursuant to our equity incentive plan.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2015, we had not granted any equity incentive awards to any of our named executive officers pursuant to our equity incentive plan.

Pension Benefits

None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executive officers participates in or has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Potential Payments Upon Termination or Change of Control Under Employment Agreements

We entered into employment agreements with Giri Devanur and Srinidhi “Dev” Devanur in May 2015.  The employment agreements appointed Giri Devanur as our President and Chief Executive Officer and Srinidhi “Dev” Devanur as our executive Vice Chairman of the Board for three years.  In addition, we entered into an employment agreement with Edward O’Donnell effective January 28, 2016, under which he was appointed as our Chief Financial Officer. The employment agreements provide that if, during the term of their employment, they are terminated by us other than for “Cause” or they resign for “Good Reason,” then they will continue to receive for a period of one year following such termination (six months in the case of Mr. O’Donnell) their then current salary payable on the same basis as they were then being paid. Termination for “Cause” means: (i) deliberate refusal or deliberate failure to carry out any reasonable order, consistent with their position, of our Board of Directors after reasonable written notice; (ii) a material and willful breach of the employment agreement, their confidentiality and non-competition agreement or similar agreements with us; (iii) gross negligence or willful misconduct in the execution of their assigned duties; (iv) engaging in repeated intemperate use of alcohol or drugs; or (v) conviction of a felony or other serious crime. “Good Reason” means (i) they shall have been assigned duties materially inconsistent with their position; (ii) their salary is reduced more than 15% below its then current level; or (iii) material benefits and compensation plans then currently in existence are not continued in effect for their benefit.

If either of Messrs. Devanur would have been terminated without cause at December 31, 2015 or if either of them would have resigned for good reason, then each would have been entitled to receive severance payments of $120,000.  Assuming that Mr. O’Donnell’s employment agreement was effective December 31, 2015 and he was terminated without cause on that date, he would have been entitled to receive severance payments of $87,500.

Securities Authorized for Issuance Under Equity Compensation Plans

On April 20, 2015, our Board and the holder of a majority of our outstanding shares of common stock approved the adoption of our 2015 Equity Incentive Award Plan (the “Plan”) and a grant of discretionary authority to the executive officers to implement and administer the Plan.  The Plan allows for the issuance of up to 2,000,000 shares of our common stock for award grants (all of which can be incentive stock options).  The Plan provides equity-based compensation through the grant of cash-based awards, nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. As of December 31, 2015, 83,189 shares of restricted stock units and 150,000 options had been granted. The Board of Directors adopted the Plan to provide a means by which our employees, directors, officers and consultants may be granted an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success.

Under Plan, our board of directors determines the exercise price to be paid for the shares, the period within which each option may be exercised, and the terms and conditions of each option. The exercise price of the incentive and non-qualified stock options may not be less than 100% of the fair market value per share of our common stock on the grant date. If an individual owns stock representing more than 10% of the outstanding shares, the price of each share of an incentive stock option must be equal to or exceed 110% of fair market value.

The following table sets forth information regarding our equity compensation plans as of December 31, 2015:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)		(c)
Equity compensation plans approved by security holders	2,000,000		$2.67	1,766,811
Warrants	2,777,777	1.80	-
Total	4,777,777		$1.89	1,766,811

COMPENSATION OF DIRECTORS

Directors are expected to timely and fully participate in all regular and special board meetings, and all meetings of committees that they serve on.  We compensate non-management directors through an annual grant of stock options pursuant to the 2015 Equity Incentive Award Plan.  Such option awards have an exercise price not less than 100% of the fair market value of our common stock, based on the value of such shares of common stock on the date the option is granted, and become vested and exercisable as determined by the compensation committee or the entire Board of Directors.  Other terms and conditions of the option grants are on the terms and conditions as determined by the Compensation Committee or the entire Board of Directors when the options are granted.

The following table sets forth the cash compensation, as well as certain other compensation earned by each person who served as a director of our company, during the nine months ended December 31, 2015:

Name	Fees Earned or Paid in Cash	Stock Awards	RSU & Option Awards	All Other Compensation	Total
	($)	($)	($)	($)	($)
Jeffrey E. Eberwein(1)	-	-	70,997	-	70,997
Srinidhi “Dev” Devanur	-	-	-	-	-
Giri Devanur	-	-	-	-	-
Dimitrios J. Angelis(2)	-	-	71,073	-	71,073
Dr. Arthur M. Langer(3)	-	-	59,076	-	59,076
Robert G. Pearse(4)	-	-	68,076	-	68,076
Robert Rosenberg(3)	-	-	59,076	-	59,076
TOTAL	-	-	328,298	-	328,298

(1)	Includes 20,227 RSUs granted on August 4, 2015, valued at $3.51 per shares for a total value of $70,997.

(2)
Includes 17,663 RSUs granted on August 4, 2015, valued at $3.51 per shares for a value of $61,997 and 25,000 options vesting valued over one year with a strike price of $2.00, stock price on the measurement date of $1.50, risk free rate of 1.53%, volatility of 50%, term of 2.75 years and a fair value on the grant date of $9,076 for a total reward of $71,073.

(3)
Includes 14,245 RSUs granted on August 4, 2015, valued at $3.51 per shares for a value of $50,000 and 25,000 options vesting valued over one year with a strike price of $2.00, stock price on the measurement date of $1.50, risk free rate of 1.53%, volatility of 50%, term of 2.75 years and a fair value on the grant date of $9,076 for a total reward of $59,076.

(4)
Includes 16,809 RSUs granted on August 4, 2015, valued at $3.51 per shares for a value of $59,000 and 25,000 options vesting valued over one year with a strike price of $2.00, stock price on the measurement date of $1.50, risk free rate of 1.53%, volatility of 50%, term of 2.75 years and a fair value on the grant date of $9,076 for a total reward of $68,076.

PROPOSAL 3: ADVISORY (NON-BINDING) STOCKHOLDER APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide advisory (non-binding) approval of the compensation of our named executive officers, as we have described it in the “Executive Compensation” section of this Proxy Statement. Although this vote is advisory, and not binding on our Company, it will provide information to our management and the Compensation Committee regarding investor opinion about our executive compensation practices and policies, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of 2016 and beyond.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

“RESOLVED, that the holders of shares of common stock approve, on an advisory basis, the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. However, as this is an advisory vote, the result will not be binding on our Board of Directors or the Company.”

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION ON THE PROXY CARD.

PROPOSAL 4: APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED BYLAWS

After careful consideration and upon the recommendation of the Nominations and Corporate Governance Committee, our Board of Directors voted to approve, and to recommend to our stockholders that they approve, amendments to our Certificate of Incorporation (the “Certificate of Incorporation”) and our Amended and Restated Bylaws (the “Bylaws”) to:

a.	eliminate the classified structure of the Board of Directors;

b.	remove the supermajority vote requirement for the election of directors and replace it with a majority vote requirement;

c.	remove the supermajority vote requirement for the removal of directors and replace it with a majority vote requirement;

d.	remove the supermajority vote requirement for the approval of major business transactions and replace it with a majority vote requirement;

e.	remove the supermajority vote requirement for the amendment of our Certificate of Incorporation and Bylaws and replace it with a majority vote requirement;

f.	allow holders of record of at least 10% of Ameri Holdings Inc. voting stock to request a special meeting of stockholders; and

g.	approve additional changes to update or remove certain outdated provisions in our Certificate of Incorporation and Bylaws.

If approved, the amendments to our Certificate of Incorporation will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, which is expected to occur immediately following our 2016 Annual Meeting.  The amendment to our Bylaws will become effective upon stockholder approval.

Current Certificate of Incorporation and Bylaw Provisions

Our Certificate of Incorporation and our Bylaws currently contain the following provisions:

a)           Classified Board: Article IV, Section 2 of our Certificate of Incorporation and Article III, Section 2 of our Bylaws provide for the division of our Board of Directors into three classes (Class I, Class II and Class III).  Each member of a class is elected for a three-year term, with the terms staggered such that approximately one-third of directors stand for election each year.  There are currently two Class I directors elected to serve until our 2017 annual meeting of stockholders (the “2017 Annual Meeting”) and until their successors are duly elected and qualified, two Class II directors elected to serve until the 2018 annual meeting of stockholders (the “2018 Annual Meeting”) and until their successors are duly elected and qualified, and three Class III directors elected to serve until the Annual Meeting and until their successors are duly elected and qualified;

b)           Election of Directors: Article VI, Section 1 of our Certificate of Incorporation and Article III, Section 2 of our Bylaws provide for the election of directors of the class of directors whose term expires at the applicable annual meeting by a plurality of the votes of stockholders cast at that meeting, up to the number of directors to be elected in such election.

c)           Removal of Directors from Office: Article VI, Section 4 of our Certificate of Incorporation and Article III, Section 13 of our Bylaws provide that our directors may only be removed for “cause” by the affirmative vote of at least two-thirds (66.67%) in voting power of all of the then outstanding shares of stock of the Company entitled to vote at an election of directors, voting together as a single class.  Cause is defined as the willful and continuous failure of a director to substantially perform such director’s duties to the Company (other than any such failure resulting from incapacity because of physical or mental illness) or the willful engaging by a director in gross misconduct materially and demonstrably injurious to the Company;

d)           Approval of Major Business Transactions, Including with Interested Stockholders: Articles VII and VIII of the Certificate of Incorporation require, with certain exceptions, that at least 80% of all stockholder voting power and over 50% of disinterested stockholder voting power approve certain merger, consolidation, sale or exchange transactions with an interested stockholder or its affiliate, a liquidation or dissolution proposal by an interested stockholder or its affiliate, or a recapitalization or reclassification of the Company’s securities (including a reverse stock split) that has the effect of increasing the proportionate ownership of an interested stockholder or its affiliate.

e)           Approval of Amendments of the Certificate of Incorporation and Bylaws: Article XI of our Certificate of Incorporation provides that no amendments may be made to Articles VI, VII, VIII, XI or XII of the Certificate of Incorporation, and no provision that is inconsistent with any such provisions may be adopted, without the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the outstanding shares of the Company’s common stock and Article XI of our Bylaws provides that amendments of the Bylaws can only be made by a majority of our Board, provided that a majority of stockholders shall vote at the next annual meeting to ratify, alter or repeal the amendments made by the Board.

f)           Calling of Special Meetings: Article VI, Section 5 of our Certificate of Incorporation and Article II, Section 3 of our Bylaws provide that a special meeting of our stockholders may only be called by a majority of our Board of Directors; and

g)           Remaining Provisions:  The remaining provisions of our Certificate of Incorporation and Bylaws were adopted in 1994, when our company, formerly Spatializer Audio Laboratories, Inc. was formed, and reflect corporate governance practices consistent with the provisions described above that were designed for our company at that time.

Rationale for Changes to the Certificate of Incorporation and Bylaws

Our current Certificate of Incorporation and Bylaws are outdated and no longer reflect the needs of our company or reasonable best practices for corporate governance of a U.S. public company.  As a part of an ongoing review of our corporate governance and based on stockholder input, our Board of Directors determined that it is in the best interests of the Company and our stockholders to amend and restate our Certificate of Incorporation and Bylaws, as described herein, to significantly enhance the corporate governance of the Company and make our Certificate of Incorporation and Bylaws consistent with current corporate governance standards that protect the interests of stockholders.

The Board recognizes that there is a trend in corporate governance in favor of the annual election of directors and has determined that it would be in the best interests of the Company and its stockholders to declassify the Board to allow the Company’s stockholders to vote on the election of the entire Board each year.  In light of the foregoing, the Board unanimously adopted and is submitting for stockholder approval an amendment to the Certificate of Incorporation and Bylaws that would declassify the Board and pursuant to which the Company would phase out the classification of the Board beginning at the Annual Meeting, as described in detail below.

The Board also recognizes that while supermajority vote requirements are generally intended to protect against self-interested action by large stockholders by requiring broad stockholder support for certain types of transactions or governance changes, many investors and others have begun to view supermajority voting provisions as conflicting with principles of good corporate governance.  For example, some stockholders and commentators argue that supermajority vote requirements should be eliminated due to a perception that they could limit a board’s accountability to stockholders or stockholder participation in a company’s corporate governance.  Changing the vote standard for the election of directors, removal of directors, approval of business transactions of the Company, and approval of amendments of the Certificate of Incorporation and Bylaws to a majority vote of stockholders is intended to allow stockholders to effect change regarding the Company and its corporate governance and help prevent the entrenchment of management.  After considering the advantages and disadvantages of maintaining the supermajority vote requirements in our Certificate of Incorporation and Bylaws, and upon the recommendation of the Nominations and Corporate Governance Committee, the Board of Directors adopted resolutions setting forth the proposed amendments to remove supermajority vote requirements from our Certificate of Incorporation and Bylaws, declared such amendments advisable, and resolved to submit the amendments to the Company’s stockholders for consideration. It is important to note that if the proposed amendments are approved, they will make it easier for one or more stockholders to remove directors or effect business or other corporate governance changes in the future, as described below.   If the proposed amendments are not approved, the Company will continue to be governed by its current Certificate of Incorporation and Bylaws.

The Board further recognizes the importance of stockholders having the ability to request a special meeting of the Company’s stockholders in order to take action on matters that arise between regularly scheduled annual meetings of the Company.  Without the ability to call special meetings, stockholders are unable to remove directors or effect other corporate governance changes that may become necessary between annual meetings.  In light of the foregoing, the Board unanimously adopted and is submitting for stockholder approval an amendment to the Bylaws that allow 10% of stockholders to request the calling of a special meeting of stockholders of the Company, as described in detail below.

Proposed Amendments to our Certificate of Incorporation and Bylaws

The Board has adopted and is submitting for stockholder approval seven amendments to our Certificate of Incorporation and six amendments to our Amended and Restated Bylaws (collectively, the “Proposed Amendments”), which declassify the Board of Directors, eliminates the supermajority vote standard for the election of directors, removal of directors, approval of business transactions of the Company, and approval of amendments of the Certificate of Incorporation and Bylaws and replaces them with a majority vote standard and allows for 10% of stockholders to call for a special meeting of the Company’s stockholders. The Company is proposing these amendments for the reasons described above and does not otherwise have any current plans or proposal to take or propose any other corporate actions not herein. Each of the seven Proposed Amendments will be voted on separately and the effectiveness of any Proposed Amendment is not conditioned on the approval of all Proposed Amendments. The Proposed Amendments are as follows:

Proposal 4a – Declassification Amendment

Description of Amendment

Currently, Article IV, Section 2 of our Certificate of Incorporation and Article III, Section 2 of our Bylaws divides our Board of Directors into three classes (Class I, Class II and Class III) and calls for the election of directors from one class at each annual meeting.  Each member of a class is elected for a three-year term, with the terms staggered such that approximately one-third of directors stand for election each year.  This proposal 4a requests that stockholders approve the amendment and restatement of the Certificate of Incorporation and Bylaws to remove the classification of the Board, such that all directors stand for election each year at the annual meeting of the Company to serve until the next annual meeting and until their successors are duly elected and qualified.

If the Declassification Amendment is approved by stockholders (along with the other Proposed Amendments), we will file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware immediately following the Annual Meeting and amend and restate our Bylaws and phase out the classification of the Board in a manner consistent with the Declassification Amendment.  Thereafter, the declassification of the Board will be phased in as follows:

•	the director nominees elected at the Annual Meeting, currently Class III directors, will be elected to serve until the 2017 Annual Meeting and until their successors are duly elected and qualified;

•	the current Class I directors will continue to serve until the 2017 Annual Meeting and until their successors are duly elected and qualified;

•	the current Class II directors will continue to serve until the 2018 Annual Meeting and until their successors are duly elected and qualified; and

•	effective at the 2018 Annual Meeting and at each annual meeting of stockholders thereafter, all directors will be elected annually.

If the Board Declassification Proposal is not approved by stockholders, the Board will remain classified and our Certificate of Incorporation and Bylaws will not be amended.  In such case, the director nominees elected at the Annual Meeting will be elected as Class III directors for a three-year term to serve until our 2019 annual meeting of stockholders (the “2019 Annual Meeting”) and until their successors are duly elected and qualified, and current Class I and Class II directors will continue to serve the remainder of their terms.

The description of the Declassification Amendment set forth above is qualified in its entirety by reference to the text of Appendices A and B to this proxy statement.

Vote Required to Approve

Under the existing supermajority vote requirement in our Certificate of Incorporation and the ratification requirement of our Bylaws, this proposal 4a will be approved by the stockholders if at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of common stock are voted in favor of such proposal, with abstentions and broker non-votes having the same effect as votes AGAINST the proposal.

Proposal 4b – Director Election Amendment

Description of Amendment

Currently, Article VI, Section 1 of our Certificate of Incorporation and Article III, Section 2 of our Bylaws state that directors shall be elected by a plurality of the votes of stockholders cast at the meeting at which directors are elected, up to the number of directors to be elected in such election.  This proposal 4b requests that stockholders approve the amendment and restatement of the Certificate of Incorporation and Bylaws to implement a majority vote standard in uncontested elections, coupled with a plurality standard in elections with more nominees than seats, and a conditional post-election “director resignation policy”.  In this way, directors not receiving a majority of the votes cast at an annual meeting would not face an automatic resignation, and would continue to serve unless the Board accepts such resignation.

If the Director Election Amendment is approved, by stockholders (along with the other Proposed Amendments), we will file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware immediately following the Annual Meeting and amend and restate our Bylaws.  Director nominees receiving a majority of stockholder votes at the Annual Meeting will be elected to serve until the 2017 Annual Meeting and until their successors are duly elected and qualified.

If the Director Election Amendment is not approved, our directors will continue to be elected by plurality vote of the stockholders and our Certificate of Incorporation and Bylaws will not be amended.  In such case, the director nominees up for election at the Annual Meeting will be elected by a plurality of the votes of our stockholders as Class III directors for a three-year term to serve until the 2019 Annual Meeting and until their successors are duly elected and qualified.

The description of the Director Election Amendment set forth above is qualified in its entirety by reference to the text of Appendices A and B to this proxy statement.

Vote Required to Approve

Under the existing supermajority vote requirement in our Certificate of Incorporation and the ratification requirement of our Bylaws, this proposal 4b will be approved by the stockholders if at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of common stock are voted in favor of such proposal, with abstentions and broker non-votes having the same effect as votes AGAINST the proposal.

Proposal 4c – Director Removal Amendment

Description of Amendment

Currently, Article VI, Section 4 of our Certificate of Incorporation and Article III, Section 13 of our Bylaws state that that a director can be removed from office only for “cause” by the affirmative vote of the holders of at least two thirds (66 ⅔%) of the then outstanding shares of common stock of the Company entitled to vote at an election of directors.  “Cause” means the willful and continuous failure of a director to substantially perform such director’s duties to the Company (other than any such failure resulting from incapacity because of physical or mental illness) or the willful engaging by a director in gross misconduct materially and demonstrably injurious to the Company.  This proposal 4c requests that stockholders approve the amendment and restatement of the Certificate of Incorporation and Bylaws to eliminate the supermajority vote requirements and adopt a majority vote standard for removal of directors for any reason.  If approved, stockholders would be able to remove any director from office, with or without cause, by the affirmative vote of the holders of at least a majority of the then outstanding shares of common stock of the Company entitled to vote at an election of directors.

If the Director Election Amendment is approved, by stockholders (along with the other Proposed Amendments), we will file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware immediately following the Annual Meeting and amend and restate our Bylaws.

If the Director Election Amendment is not approved, our Certificate of Incorporation and Bylaws will not be amended.  In such case, stockholders will remain able to remove directors only for “cause” and upon the affirmative vote of the holders of at least two thirds (66 ⅔%) of the then outstanding shares of common stock of the Company entitled to vote at an election of directors.

The description of the Director Removal Amendment set forth above is qualified in its entirety by reference to the text of Appendices A and B to this proxy statement.

Vote Required to Approve

Under the existing supermajority vote requirement in our Certificate of Incorporation and the ratification requirement of our Bylaws, this proposal 4c will be approved by the stockholders if at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of common stock are voted in favor of such proposal, with abstentions and broker non-votes having the same effect as votes AGAINST the proposal.

Proposal 4d – Major Business Transactions Amendment

Description of Amendment

Currently, Articles VII and VIII of the Certificate of Incorporation require, with certain exceptions, that at least 80% of all stockholder voting power and over 50% of disinterested stockholder voting power approve certain merger, consolidation, sale or exchange transactions with an interested stockholder or its affiliate, a liquidation or dissolution proposal by an interested stockholder or its affiliate, or a recapitalization or reclassification of the Company’s securities (including a reverse stock split) that has the effect of increasing the proportionate ownership of an interested stockholder or its affiliate.  Articles VII and VIII of the Certificate of Incorporation prevent a simple majority of the Company’s stockholders from approving major business transactions, liquidations and recapitalizations proposed by or for the benefit of interested stockholders.  The majority of stockholders are currently unable to control decisions about whether the Company should enter into certain transactions with interested stockholders that may ultimately benefit all stockholders.  This proposal 4d requests that stockholders approve the amendment and restatement of the Certificate of Incorporation and Bylaws to eliminate Articles VII and VIII and replace them with an article in the Certificate of Incorporation stating that the Company opts out of the Delaware anti-takeover statute, Section 203 of the Delaware General Corporation Law (the “DGCL”).  Stockholder approval thresholds regarding the approval of mergers and transfers of assets or stock generally and to interested stockholders (typically a beneficial owner of 15% or more of a company’s voting stock) will not be included in the Certificate of Incorporation or Bylaws and will default to the requirements of the DGCL.

If the Major Business Transaction Amendment is approved by stockholders (along with the other Proposed Amendments), we will file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware immediately following the Annual Meeting and amend and restate our Bylaws.  All subsequent major business transactions of the Company, including transactions with interested stockholders, will be governed by the DGCL, except Section 203, thereby allowing a majority of stockholders to approve all business transactions of the Company on which they are required to vote by the DGCL.

If the Major Business Transaction Amendment is not approved, our Certificate of Incorporation and Bylaws will not be amended.  In such case, major business transactions with interested stockholders will remain subject to the affirmative vote of the holders of at least eighty percent (80%) of the then outstanding shares of common stock of the Company entitled to vote and over fifty percent (50%) of disinterested stockholders then entitled to vote.  The Company will also remain subject to Section 203 of the DGCL.

The description of the Major Business Transactions Amendment set forth above is qualified in its entirety by reference to the text of Appendices A and B to this proxy statement.

Vote Required to Approve

Under the existing supermajority vote requirement in our Certificate of Incorporation and the ratification requirement of our Bylaws, this proposal 4d will be approved by the stockholders if at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of common stock are voted in favor of such proposal, with abstentions and broker non-votes having the same effect as votes AGAINST the proposal.

Proposal 4e – Charter and Bylaw Amendment

Description of Amendment

Currently, Article XI of our Certificate of Incorporation provides that no amendments may be made to Articles VI (Composition of Board of Directors and Stockholder Meetings), VII (Procedures for Certain Business Transactions), VIII (Additional Statutory Procedures for Business Combinations with Interested Stockholders), XI (Right to Amend Certificate of Incorporation) or XII (Definitions) of the Certificate of Incorporation, and no provision that is inconsistent with any such provisions may be adopted, without the affirmative vote of the holders of at least two-thirds (66-2/3%) of the voting power of the outstanding shares of the Company’s common stock and Article XI of our Bylaws provides that amendments of the Bylaws can only be made by a majority of our Board, provided that a majority of stockholders shall vote at the next annual meeting to ratify, alter or repeal the amendments made by the Board.  This proposal 4e requests that stockholders approve the amendment and restatement of the Certificate of Incorporation to allow for any amendment of the Certificate of the Incorporation to be adopted with the approval of a majority of the stockholders of the Company and for any amendment of the Bylaws to be made by a majority of the Board of Directors, with the ability of a majority of stockholders to also adopt, amend or repeal bylaws.

If the Charter and Bylaw Amendment is approved by stockholders (along with the other Proposed Amendments), we will file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware immediately following the Annual Meeting and amend and restate our Bylaws.  Stockholders would then be able to amend the provisions of the Certificate of Incorporation and the Bylaws by an affirmative vote of the holders of at least a majority of the outstanding common stock of the Company.

If the Charter and Bylaw Amendment is not approved, our Certificate of Incorporation and Bylaws will not be amended.  In such case, the amendment of Articles VI, VII, VIII, XI and XII of the Certificate of Incorporation will remain subject to the affirmative vote of the holders of at least two-thirds (66-2/3%) of the voting power of the outstanding shares of the Company’s common stock entitled to vote and stockholders will only be able to vote on amendments to the Bylaws adopted by the Board at the annual meeting following such amendments.

The description of the Charter and Bylaw Amendment set forth above is qualified in its entirety by reference to the text of Appendices A and B to this proxy statement.

Vote Required to Approve

Under the existing supermajority vote requirement in our Certificate of Incorporation and the ratification requirement of our Bylaws, this proposal 4e will be approved by the stockholders if at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of common stock are voted in favor of such proposal, with abstentions and broker non-votes having the same effect as votes AGAINST the proposal.

Proposal 4f – Special Meeting Amendment

Description of Amendment

Currently, Article VI, Section 5 of our Certificate of Incorporation and Article II, Section 3 of our Bylaws state that a special meeting of our stockholders may only be called by a majority of our Board of Directors.  This proposal 4f requests that stockholders approve the amendment and restatement of the Certificate of Incorporation and Bylaws to allow, in addition to the ability of the Chairman, President or Board of Directors of the Company to call a special meeting, for a special meeting to be called holders who would be entitled to cast not less than 10% of the votes at such special meeting.  The Board of Directors would then be entitled to determine the place, date and time of such special meeting.

If the Special Meeting Amendment is approved by stockholders (along with the other Proposed Amendments), we will file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware immediately following the Annual Meeting and amend and restate our Bylaws, and stockholders would then be empowered to call special meetings in between annual meetings where such a special meeting is requested by at least 10% of the stockholders entitled to vote.

If the Special Meeting Amendment is not approved, our Certificate of Incorporation and Bylaws will not be amended and special meetings will continue to be subject to being called by a majority of our Board of Directors.

The description of the Special Meeting Amendment set forth above is qualified in its entirety by reference to the text of Appendices A and B to this proxy statement.

Vote Required to Approve

Under the existing supermajority vote requirement in our Certificate of Incorporation and the ratification requirement of our Bylaws, this proposal 4f will be approved by the stockholders if at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of common stock are voted in favor of such proposal, with abstentions and broker non-votes having the same effect as votes AGAINST the proposal.

Proposal 4g– Updating Amendment

Description of Amendment

Currently, all other remaining provisions of our Certificate of Incorporation and Bylaws were adopted in 1994, when our company, formerly Spatializer Audio Laboratories, Inc. was formed, and do not reflect the corporate governance needs of our company or current reasonable best practices for corporate governance of a U.S. public company.  This proposal 4g requests that stockholders approve the amendment and restatement of the Certificate of Incorporation and Bylaws to replace all other corporate governance provisions not specifically identified in proposals 4a through 4f with provisions that are consistent with current corporate governance standards that aim to provide the Company’s officers and directors with the ability to efficiently manage the business of the Company while protecting the interests of its stockholders.

If the Updating Amendment is approved by stockholders (along with the other Proposed Amendments), we will file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware immediately following the Annual Meeting and amend and restate our Bylaws and such governing documents of the Company will be fully updated and restated.

If the Updating Amendment is not approved, our Certificate of Incorporation and Bylaws will not be amended and the current governing documents of the Company will remain in full force and effect.

The description of the Updating Amendment set forth above is qualified in its entirety by reference to the text of Appendices A and B to this proxy statement.

Vote Required to Approve

Under the existing supermajority vote requirement in our Certificate of Incorporation and the ratification requirement of our Bylaws, this proposal 4g will be approved by the stockholders if at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of common stock are voted in favor of such proposal, with abstentions and broker non-votes having the same effect as votes AGAINST the proposal.

Additional Information

The full text of the Proposed Amendments are set forth in Appendix A (the Amended and Restated Certificate of Incorporation) and Appendix B (Amended and Restated Bylaws) to this proxy statement. The general description of provisions of our Certificate of Incorporation and Bylaws and the Proposed Amendments set forth herein are qualified in their entirety by reference to the text of Appendices A and B.

If the amendments to our Certificate of Incorporation are approved by our stockholders, such amendments will become effective upon the filing of a certificate of amendment and restatement with respect to such amendments with the Secretary of State of the State of Delaware, which is expected to occur immediately following our 2016 Annual Meeting. If the amendments to our Bylaws are approved by our stockholders, such amendments will be effective upon such approval. If any Proposed Amendment does not receive the required level of stockholder approval, none of the Proposed Amendments will be made and the Company’s current Certificate of Incorporation and Bylaws will remain in place.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF EACH OF THE AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION AND DESCRIBED ABOVE.

RELATED PERSON TRANSACTIONS AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Related Person Transactions

Ameri & Partners

Consulting service at WOS. During the nine months ended December 31, 2015, Ameri and Partners was involved in a project execution at Workforce Opportunity Services, an organization headed by Dr. Arthur Langer. The revenue generated out of this project execution was $3,000.

License agreement fees – Langer Index. On December 26, 2015, we entered into a license agreement with Dr. Arthur M. Langer, a director nominee to our Board.

Consultancy charges. During the nine months ended December 31, 2015 and the period from November 27, 2013 (date of inception) to December 31, 2014, Ameri and Partners received consulting services from Ameri India for a $1,005,000 and $2,165,225, respectively.  During the nine months ended December 31, 2015, Ameri and Partners also received consulting services from an entity owned and controlled by Srinidhi “Dev” Devanur.

Accounts payable. As of December 31, 2015 and 2014, Ameri and Partners had an accounts payable balance of $(67,285) and $77,715, respectively, due to Ameri India.

Lone Star Value

Prior to the Merger, Lone Star Value was our majority stockholder, and each of our directors and sole officers was an officer of Lone Star Value Management, LLC.  On January 15, 2014, we issued 3,267,974 shares of common stock to Lone Star Value, an entity ultimately controlled by Jeffrey E. Eberwein, who was a director at the time of the transaction at $0.0153 per share for total proceeds of $50,000.

On April 17, 2015, we issued a promissory note in the principal amount of $50,000 to Lone Star Value.  Under the terms of the promissory note, interest on the outstanding principal amount accrues at a rate of 10% per annum, and all amounts outstanding under this promissory note are due and payable on or before April 30, 2020. We intend to use the proceeds for legal and operating expenses.

On May 26, 2015, we issued a 5% Unsecured Convertible Note due May 26, 2017, in the principal amount of $5,000,000 (the “Convertible Note”), bearing interest at 5% per annum, maturing on May 26, 2017 and at a conversion price of $1.80 per share, or an aggregate of 2,777,778 shares of common stock, together with a five-year warrant to purchase up to 2,777,777 shares of our common stock, at an exercise price equal to $1.80 per share (the “Original Warrant”), in a private placement (the “Private Placement”) to Lone Star Value, pursuant to the terms of a Securities Purchase Agreement.  In connection with the Private Placement, Lone Star Value was granted the right to designate three of our eight directors.

On May 13, 2016, Lone Star Value completed an early partial exercise of the Original Warrant for 1,111,111 shares of our common stock for total consideration to us of $2,000,000, and Lone Star Value was issued a replacement warrant for the remaining 1,166,666 shares under the Original Warrant.  Lone Star Value also agreed to amend the Convertible Note to extend its maturity for two years in exchange for (i) the right to request that we expand the size of the Board to nine directors from the current eight, with Lone Star Value having the right to designate up to four of the nine directors, and (ii) the issuance of a new five-year warrant (the "New Warrant") for the purchase of 1,000,000 shares of our common stock at a price of $6.00 per share.  Lone Star Value’s Registration Rights Agreement, dated May 26, 2015, with us was also amended and restated to include the shares of common stock issuable under the New Warrant.

Purchase Agreement

On April 20, 2016, the Company entered into a Stock Purchase Agreement with Dhruwa N. Rai, pursuant to which Mr. Rai purchased from the Company 500,000 shares of its common stock, par value $0.01 per share, at a price per share of $6.00 for an aggregate purchase price of $3,000,000 and the Company issued 500,000 unregistered shares of common stock to Mr. Rai.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Ameri’s directors, executive officers and holders of more than 10% of its common stock to file with the SEC reports regarding their ownership and changes in ownership of Ameri’s securities.  Based solely on a review of the copies of reports furnished to the Ameri and written representations that no other reports were required, Ameri believes that during the year ended December 31, 2015 the executive officers and directors of the Company timely complied with all applicable filing requirements.

STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act must be directed to the Corporate Secretary, Ameri Holdings, Inc., 100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey 08540 and must be received by January 20, 2017. In order for proposals of stockholders made outside of Rule 14a-8 promulgated under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address by April 5, 2017 and must also be submitted in accordance with the requirements of our bylaws.

ANNUAL REPORT

We are concurrently sending all of our stockholders of record as of the Record Date, a copy of our Annual Report on Form 10-KT for the nine months ended December 31, 2015. The Annual Report on Form 10-KT contains Ameri’s certified consolidated financial statements for the nine months ended December 31, 2015, including that of Ameri’s subsidiaries.

A copy of our Annual Report on Form 10-KT will also be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of Ameri at such date to any person who was a beneficial owner of our common stock on the Record Date. Requests should be directed to Investor Relations, Ameri Holdings, Inc., 100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey 08540.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Ameri stockholders may be “householding” our proxy materials. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

GENERAL

Cost of Solicitation

We have retained InvestorCom, Inc. to assist us in the solicitation of proxies for a fee of up to $7,500 plus out-of-pocket expenses. Our expenses related to the solicitation of proxies from stockholders this year are not anticipated to be significant, with the total cost expected to be approximately $10,000. These solicitation costs are expected to include primarily the fee payable to our proxy solicitor. To date, we have incurred approximately $8,000 of these solicitation costs.

Other Matters

The Board of Directors is not aware of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your shares of common stock will be voted in accordance with the best judgment of the designated proxy holders (who are identified on the enclosed proxy card).

It is important that you vote promptly to avoid unnecessary expense. Please vote by telephone or internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or internet voting procedures described on the proxy card.

By Order of the Board of Directors,

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein
Chairman of the Board

Dated: May 20, 2016

APPENDIX A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AMERI HOLDINGS, INC.
______________________________________

Pursuant to Sections 242 and 245 of the Delaware General Corporation Law

AMERHI HOLDINGS, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

1.           The present name of the Corporation is Ameri Holdings, Inc.

2.           The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 28, 1994.

3.           The name under which the Corporation was initially incorporated was Spatializer Audio Laboratories, Inc.

4.           This Amended and Restated Certificate of Incorporation restates and amends in its entirety the Certificate of Incorporation of the Corporation.

5.           This Amended and Restated Certificate of Incorporation has been adopted and approved in accordance with the DGCL.

6.           Pursuant to Section 245 of DGCL, this Amended and Restated Certificate of Incorporation restates, integrates, and further amends the provisions of the Certificate of Incorporation of this Corporation.  This Amended and Restated Certificate of Incorporation shall be effective upon its filing with the Secretary of State of the State of Delaware.

7.           The text of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I
NAME

The name of this corporation is: Ameri Holdings, Inc. (the “Corporation”).

ARTICLE II
REGISTERED OFFICE AND AGENT

The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, in the County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

ARTICLE III
PURPOSES AND STOCKHOLDER LIABILITY

The nature of the business and of the purposes to be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).  The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

ARTICLE IV
AUTHORIZED CAPITAL STOCK

SECTION 1.  The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 101,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and 1,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).  The Corporation may issue fractions of a share.  The number of authorized shares of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, irrespective of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

SECTION 2.  The shares of the Corporation’s Common Stock and Preferred Stock may be issued from time to time in one or more series with preferences, limitations, and relative rights as the Board of Directors of the Corporation (the “Board”) may so determine. The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

                                A.         COMMON STOCK

1.           General.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein or in a certificate of designation adopted in accordance with the terms hereof.

2.           Voting.  The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings).  There shall be no cumulative voting.  The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of this Amended and Restated Certificate of Incorporation) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of any provisions of the DGCL.

B.          PREFERRED STOCK.  The Board is hereby empowered, without any action or vote by the Corporation’s stockholders, to authorize by resolution or resolutions, and by the filing of one or more Certificates of Designation pursuant to the requirements of the DGCL, from time to time, the issuance of one or more additional classes or series of Preferred Stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such class or series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by the DGCL. In the event that the number of shares of any class or series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such class or series of Preferred Stock, subject to the requirements of the DGCL.

ARTICLE V
NO PREEMPTIVE RIGHTS

Unless specifically authorized by an amendment to this Certificate of Incorporation or a resolution adopted by the Corporation’s Board, no stockholder of any stock in the Corporation shall be entitled, as a matter of right, to purchase, subscribe for, or otherwise acquire any new or additional shares of stock of the Corporation of any class. or any options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares, bonds, debentures, or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares.

ARTICLE VI
BOARD OF DIRECTORS

SECTION 1.  Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  In addition to the authority and powers conferred upon the Board of Directors by the DGCL or by the other provisions of this Amended and Restated Certificate of Incorporation, the Board of Directors is hereby authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Amended and Restated Certificate of Incorporation and the Bylaws of the Corporation (the “Bylaws”); provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation, or any amendments thereto, shall invalidate any prior act of the Board of Directors that would have been valid if such Bylaws or amendment had not been adopted.

SECTION 2.  Number, Election and Terms.  The number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by the members of the Board of Directors then in office.  Each director elected at and after the annual meeting of stockholders of 2016 shall be elected for a one-year term expiring at the next succeeding annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. For the avoidance of doubt, any director elected prior to the annual meeting of stockholders of 2016 shall serve for the remainder of the term to which such director was elected or until such director’s earlier death, resignation or removal.  Election of directors need not be by written ballot.

SECTION 3.  Bylaws.  The Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws, or adopt new Bylaws, without any action on the part of the stockholders, except as may be otherwise provided by applicable law or the Bylaws.

ARTICLE VII
STOCKHOLDER MEETINGS AND WRITTEN CONSENT

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide.  Any action required or permitted to be taken at any annual or special stockholders’ meeting maybe taken without a meeting without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders or by proxy for the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted.

ARTICLE VIII
LIMITED DIRECTOR LIABILITY

To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (1) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the DGCL; or (4) for any transaction from which the director derived any improper personal benefit.  If the DGCL or any other law of the State of Delaware is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

Any repeal or modification of the foregoing provisions of this Article by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE IX
INDEMNIFICATION

The following indemnification provisions shall apply to the persons identified below.

SECTION 1.  Right to Indemnification of Directors and Officers.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnified Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnified Person in such Proceeding.  Notwithstanding the preceding sentence, except as otherwise provided in Section 3 of this Article, the Corporation shall be required to indemnify an Indemnified Person in connection with a Proceeding (or part thereof) commenced by such Indemnified Person only if the commencement of such Proceeding (or part thereof) by the Indemnified Person was authorized in advance by the Board.

SECTION 2.  Prepayment of Expenses of Directors and Officers.  The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under this Article or otherwise.

SECTION 3.  Claims by Directors and Officers.  If a claim for indemnification or advancement of expenses under this Article is not paid in full within thirty (30) days after a written claim therefor by the Indemnified Person has been received by the Corporation, the Indemnified Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  In any such action the Corporation shall have the burden of proving that the Indemnified Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

SECTION 4.  Indemnification of Employees and Agents.  The Corporation may indemnify and advance expenses to any person who was or is made or is threatened to be made or is otherwise involved in any Proceeding by reason of the fact that such person, or a person for whom such person is the legal representative, is or was an employee or agent of the Corporation or, while an employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with such Proceeding.  The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the Board in its sole discretion.  Notwithstanding the foregoing sentence, the Corporation shall not be required to indemnify a person in connection with a Proceeding initiated by such person if the Proceeding was not authorized in advance by the Board.

SECTION 5.  Advancement of Expenses of Employees and Agents.  The Corporation may pay the expenses (including attorneys’ fees) incurred by an employee or agent in defending any Proceeding in advance of its final disposition on such terms and conditions as may be determined by the Board.

SECTION 6.  Non-Exclusivity of Rights.  The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Amended and Restated Certificate of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

SECTION 7.  Other Indemnification.  The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer or employee of another corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise.

SECTION 8.  Insurance.  The Board may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Corporation’s expense insurance:  (a) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of directors, officers and employees under the provisions of this Article; and (b) to indemnify or insure directors, officers and employees against liability in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this Article.

SECTION 9.  Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.  The rights provided hereunder shall inure to the benefit of any Indemnified Person and such person’s heirs, executors and administrators.

ARTICLE X
BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation shall not be governed by Section 203 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer this ___ day of June, 2016.

AMERI HOLDINGS, INC.

By:
	Name:	Giri Devanur
	Title:	Chief Executive Officer

APPENDIX B

AMENDED AND RESTATED BYLAWS

OF

AMERI HOLDINGS, INC.

ARTICLE I

OFFICES

1.1           The registered office of Ameri Holdings, Inc. (the “Corporation”) shall be at The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle.

1.2           The Corporation may have such other offices either within or without the state as the Board of Directors of the Corporation may designate or the business of the Corporation may require from time to time.

ARTICLE II

STOCKHOLDERS’ MEETINGS

2.1           Meeting Locations. All meeting of the Stockholders shall be held at the registered office of the Corporation or at such other place or places either within or without the State of New Jersey as may from time-to-time be selected by the Board of Directors.

2.2           Annual Meetings.

(a)           The Annual Meeting of the Stockholders shall be held at such time and date as may be fixed each year by the Board of Directors, when the Stockholders shall elect a Board of Directors in person or represented by proxy at the meeting and entitled to vote on the election of directors and transact such other business as may properly be brought before the meeting.

(b)           If the Annual Meeting for election of Directors is not held on the day designated therefore, the Directors shall cause the meeting to be held as soon thereafter as convenient.

2.3           Special Meetings.  Special Meetings of the Stockholders may be called by the Chairman, the President, the Board of Directors, or by the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

2.4           Notice of Stockholders’ Meetings.

(a)           Written notice of the time, place and purpose or purposes of every meeting of Stockholders shall be given not less than thirty (30) nor more than sixty (60) days before the date of the meeting either personally, by mail, or by such other means permitted by the General Corporation Law of the State of Delaware as in effect from time to time or any successor statute thereto (the “DGCL”), to each Stockholder of record entitled to vote at the meeting, unless lesser or greater period of notice is required or allowed by statute in a particular case.

(b)           When a meeting is adjourned to another time or place, it shall not be necessary to give notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting only such business is transacted as might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.  If after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to notice on the new record date.

2.5           Waiver of Notice.

(a)           Notice of a meeting need not be given to any Stockholder who signs a waiver of such notice, in person or by proxy, whether before or after the meeting.  The attendance of any Stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice by him.

(b)           Whenever Stockholders are authorized to take any action after the lapse of a prescribed period of time, the action may be taken without such lapse if such requirement is waived in writing, in person or by proxy, before or after the taking of such action by every Stockholder entitled to vote thereon as of the date of the taking of such action.

2.6           Fixing Record Date.

(a)           The Board of Directors may fix, in advance, a date as the record date for determining the Corporation’s Stockholders with regard to any corporate action or event and, in particular, for determining the Stockholders who are entitled to:

(i)           notice of or to vote at any meeting of Stockholders or any adjournment thereof;

(ii)          be given a written consent to any action without a meeting; or

(iii)         receive payment of any dividend or allotment of any given right.

(b)           In order that the Corporation may determine the Stockholders entitled to notice of any meeting of Stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.  If the Board of Directors so fixes a date, such date shall also be the record date for determining the Stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.  If no record date is fixed by the Board of Directors, the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(c)           In order that the Corporation may determine the Stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed, the record date for determining Stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(d)           In order that the Corporation may determine the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or Stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action.  If no record date is fixed, the record date for determining Stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(e)           When a determination of Stockholders of record for a Stockholders’ meeting has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date under this section for the adjourned meeting.

2.7           Voting Lists.

(a)           The officer or agent having charge of the stock transfer books for shares of the Corporation shall make and certify a complete list of Stockholders entitled to vote at a Stockholders’ meeting or any adjournment thereof.  A list required by this section may consist of cards arranged alphabetically or any equipment which permits the visual display of such information, or be in any other form or arrangement permitted by the DGCL.  Such list shall be arranged alphabetically within each class, series or groups of Stockholders maintained by the Corporation for convenience of reference, with the address of and the number of shares held by each Stockholder; be produced or available by means of a visual display at the time and place of the meeting; be subject to the inspection of any Stockholder for reasonable periods during the whole time of the meeting; and be prima facie evidence as to who are the Stockholders entitled to examine such list or to vote at any meeting.

(b)           If the requirements of this Section 2.7 have not been complied with, the meeting, on the demand of any Stockholder in person or by proxy, shall be adjourned until the requirements are complied with.  Failure to comply with the requirements of this Section 2.7 shall not affect the validity of any action taken at such meeting prior to the making of any such demand.

2.8           Quorum.

(a)           Unless otherwise provided in the Certificate of Incorporation or by statute, the holders of a majority of the shares of stock entitled to be voted, present in person or represented by proxy at a meeting, shall constitute a quorum for the transaction of business at a meeting. In the absence of a quorum the holders of record present or represented by proxy at such meeting may vote to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is obtained.  At any such adjourned session of the meeting at which there shall be present or  represented the holders of record of the requisite number of shares, any business may be transacted  that might have been  transacted at the meeting as originally called.

(b)           Whenever the holders of any class or series of share are entitled to vote separately on a specified item of business, the provisions of this section shall apply in determining the presence of a quorum of such class or series for the transaction of such specified item of business.

2.9           Voting.

(a)           Each holder of any share with voting rights shall be entitled to one (1) vote for each such share registered in their name, except as otherwise provided in the Certificate of Incorporation.  Whenever any action is to be taken by vote of the Stockholders, it shall be authorized by the affirmative vote of the majority of shares present in person or represented by proxy at a meeting of Stockholders entitled to vote thereon, except as otherwise required by statute or by the Certificate of Incorporation.

(b)           Every Stockholder entitled to vote at a meeting of Stockholders or to express consent without a meeting may authorize another person or persons to act for him by proxy.  Every proxy shall be executed in writing by the Stockholder or his agent, except that a proxy may be given by the Stockholder or his agent by telegram or cable or by means of electronic communication or electronic transmission which results in a writing.  No proxy shall be valid for more than eleven (11) months unless a longer time is expressly provided therein.  Unless it is irrevocable as provided in Section 212(e) of DGCL, a proxy shall be revocable at will.  The grant of a later proxy revokes any earlier proxy unless the earlier proxy is irrevocable.  A proxy shall not be revoked by the death or incapacity of the Stockholder but such proxy shall continue in force until revoked by the personal representative or guardian of the Stockholder.  The presence at any meeting of any Stockholder who has given a proxy shall not revoke such proxy unless the Stockholder shall file written notice of such revocation with the Secretary of the meeting prior to the voting of such proxy, or votes the shares subject to the proxy by written ballot.

2.10           Action by Consent.  Unless otherwise provided by the Certificate of Incorporation or the DGCL, any action by the Stockholders of the Corporation that can be effected at an annual or special meeting of Stockholders can be effected by written consent without a meeting so long as such written consent is signed by the holders of at least the number of shares required to approve such action at a duly held annual or special Stockholders meeting at which all shares entitled to vote thereon were present and voted.

2.11           Election of Directors.

(a)           Except as otherwise provided in the Certificate of Incorporation, at each election of Directors every Stockholder entitled to vote at such election shall have the right to vote the number of shares owned by them for as many persons as there are Directors to be elected and for whose election he has a right to vote.

(b)           Except as otherwise provided in the Certificate of Incorporation, Directors will be elected at each Annual Meeting of Stockholders of the Corporation and will hold office for a term expiring at the next Annual Meeting of Stockholders or until their successors are elected and qualified or until their earlier resignation or removal.

(c)           A nominee for Director election shall be elected by the affirmative vote of a majority of the votes cast with respect to such nominee at any meeting for the election of directors at which a quorum is present; provided, however, that the Board of Directors shall be elected by a plurality of the votes properly cast if the number of candidates properly nominated for election as Directors exceeds the number of Directors to be elected as of the close of business on the record date for such meeting. For purposes of this Section 2.11, a majority of the votes cast means that the number of shares voted “for” a nominee’s election (or similar vote of approval) must exceed the number of shares voted “against” together with the number of shares voted as “withhold” for such nominee’s election, and abstentions shall not be counted as votes cast.

(d)           As a condition to nomination of an incumbent Director, each such nominee shall submit an irrevocable offer of resignation to the Board of Directors, which resignation shall become effective if (i) such nominee is proposed for reelection and is not reelected at a meeting of the Stockholders in which majority voting applies and the Stockholders vote on the election of Directors at such meeting, and (ii) the offer of resignation is accepted by the Board of Directors by the vote of a majority of the Directors (excluding any Director who has not been reelected at such meeting) then in office.

(e)           Elections of Directors need not be by ballot unless a Stockholder demands election by ballot at the election and before the voting begins.

2.12           Inspectors of Election.

(a)           The Board of Directors, in advance of any Stockholders’ meeting or of the tabulation of written consents of Stockholders without a meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof or to tabulate such consents and make a written report thereof.  If inspectors to act at any meeting of Stockholders are not so appointed or shall fail to qualify, the person presiding at a Stockholders’ meeting may and on the request of any Stockholder entitled to vote thereat shall make such appointment.

(b)           Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.  No person shall be elected a Director in an election for which he has served as an inspector.

2.13           Advance Notification Requirement.

(a)           At any meeting of Stockholders, only such director nominations, proposals or other business (“business”) shall be conducted or considered by the Stockholders as shall have been properly brought before such meeting.  To be properly brought before a meeting the business must be a proper subject for action by Stockholders and must be:  (i) specified in the notice of any meeting (or supplement thereto) given by or at the direction of the Board of Directors; (ii) brought before a meeting by or at the direction of the Board of Directors; or (iii) brought before a meeting by a Stockholder where the Stockholder has complied with the procedures set forth in this section.

(b)           For business to be properly brought before a meeting by a Stockholder of the Corporation, the Stockholder must give the Secretary of the Corporation timely written notice of the business to be brought before a meeting.  To be timely, a Stockholder’s written notice must be delivered or mailed to and actually received at the Corporation’s principal headquarters no later than the close of business on the 90th calendar day prior to the date of the meeting.  A Stockholder’s written notice to the Secretary of the Corporation of the business to be brought before the meeting shall set forth (i) as to each person whom the Stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) as to any other business that the Stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Stockholder and the beneficial owners, if any, on whose behalf the proposal is made; and (iii) as to the Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such Stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (B) the class and number of shares of the Corporation which are owned beneficially and of record by such Stockholder and such beneficial owner and (C) a representation that the Stockholder is a holder of record of shares of the Corporation and intends to appear in person or by proxy at the meeting to propose such business.

(c)           Notwithstanding anything herein to the contrary, no business shall be conducted at a Stockholder meeting except in accordance with the provisions and procedures set forth in this Section 2.13.

(d)           The presiding officer of a meeting shall, if the facts warrant, determine and declare to the meeting that the business was not properly brought before the meeting, and, in accordance with the provisions of this section, the presiding officer of the meeting shall so declare to the meeting that any such business not properly before the meeting shall not be transacted.

ARTICLE III

DIRECTORS

3.1           Number.  The business and affairs of this Corporation shall be managed by its Board of Directors, not less than three (3), as determined by the Board of Directors.  A Director shall be at least eighteen years of age and need not be a United States citizen or a resident of this State or a Stockholder in the Corporation.

3.2           Regular Meetings.  Regular meetings of the Board of Directors shall be held immediately following the Annual Meeting of Stockholders, and at such other times and places, as shall be determined by the Board of Directors.  After the election of the Directors, the newly-elected Board shall meet for the purpose of organization, election of officers of the Corporation and Chairman, and otherwise, and no notice of such meeting shall be necessary to the newly-elected Directors in order to constitute legally the meeting, provided a majority of the whole Board shall be present.

3.3           Quorum.

(a)           A majority of the entire Board or of any committee thereof shall constitute a quorum for the transaction of business and the act of the majority present at a meeting at which a quorum is present shall be the act of the Board of Directors or of the committee.

(b)           Any action required or permitted to be taken pursuant to authorization voted at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if, prior or subsequent to such action, all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and such written consents are filed with the minutes of the proceedings of the Board of Directors or the committee.

(c)           Where appropriate communication facilities are reasonably available, any or all Directors shall have the right to participate in all or any part of a meeting of the Board of Directors or a committee of the Board of Directors by means of conference telephone or any means of communication by which all persons participating in the meeting are able to hear each other, unless otherwise provided in the Certificate of Incorporation.

3.4           Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman or the President on one day’s notice to each Director, either personally or by mail; special meetings may be called in like manner and on like notice on the written request of any two (2) Directors.

3.5           Waiver of Notice.  Notice of any meeting need not be given to any Director who signs a waiver of notice, whether before or after the meeting.  The attendance of any Director at a meeting without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice by him.  Neither the business to be transacted at nor the purposes of any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.  Notice of any adjourned meeting need not be given if the time and place are fixed at the meeting adjourning and if the period of adjournment does not exceed ten (10) days in any one adjournment.

3.6           Powers of Directors.  The Board of Directors shall have the management of the business of the Corporation.  In addition to the powers and authorities by the Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute nor by these Bylaws directed or required to be exercised or done by the Stockholders.

3.7           Vacancies.  Any directorship not filled at the Annual Meeting and any vacancy, however caused, including vacancies resulting from an increase in the number of Directors, occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors even though less than a quorum of the Board of Directors or by a sole remaining Director.  A Director so elected by the Board of Directors shall hold office until his successor shall have been elected and qualified.

3.8           Resignations.  Any Director or other officer may resign by written notice to the Corporation.  The resignation shall be effective upon receipt thereof by the Corporation or at such subsequent time as shall be specified in the notice of resignation.

3.9           Removal of Directors. Unless otherwise restricted by the Certificate of Incorporation, these Bylaws, or applicable law, any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote on such matter.

3.10         Compensation of Directors.  The Board of Directors, by the affirmative vote of a majority of Directors in office and irrespective of any personal interest of any of them, shall have authority to establish reasonable compensation of Directors for services to the Corporation as Directors, officers or otherwise.

3.11         Committees of the Board.  The Board of Directors may, by resolution passed by the Board of Directors, designate one or more other committees, each such committee to have such name and to consist of one or more directors as the Board of Directors may from time to time determine.  Any such committee, to the extent provided in such resolution or resolutions, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, but no such committee shall have such power or authority in reference to (a) approving or adopting, or recommending to the Stockholders, any action or matter expressly required by the DGCL to be submitted to Stockholders for approval, or (b) adopting, amending or repealing any bylaw.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

3.12         Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the Stockholders and of the Directors; shall be ex officio a member of the Executive Committee, and shall exercise such other powers and perform such other duties as the Board of Directors shall prescribe.

3.13         Secretary.  The Secretary shall keep full minutes of all meetings of the Board of Directors, shall attend all sessions of the Board, shall act as clerk thereof and shall record all minutes and proceedings in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  Unless otherwise provided by the Chairman, he shall give or cause to be given notices of all meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors.

3.14         Discharge of Duties.

(a)           In discharging their duties, Directors and members of any committee designated by the Board shall not be liable if, acting in good faith, they rely (i) upon the opinion of counsel for the Corporation, (ii) upon written reports setting forth financial data concerning the Corporation and prepared by an independent public accountant or certified public accountant or firm of such accountants, (iii) upon financial statements, books of account or reports of the Corporation represented to them to be correct by the President, the officer of the Corporation having charge of its book of account, or the person presiding at a meeting of the Board, or (iv) upon written reports of committees of the Board.

(b)           In discharging his duties to the Corporation and in determining what he reasonably believes to be in the best interest of the Corporation, a Director may, in addition to considering the effects of the action on the Corporation’s Stockholders, consider any of the following: (i) the effects of the action on the Corporation’s employees, suppliers, creditors and customers; (ii) the effects of the action on the community or communities in which the Corporation operates; and, (iii) the long-term as well as the short-term interests of the Corporation and its Stockholders, including the possibility that these interests may best be served by the continued independence of the Corporation. If, on the basis of the foregoing factors, the Board of Directors determines that any proposal or offer to acquire the Corporation is not in the best interest of the Corporation, it may reject such proposal or offer. If the Board of Directors determines to reject any such proposal or offer, the Board of Directors shall have no obligation to facilitate, remove any barriers to, or refrain from impeding the proposal or offer.

ARTICLE IV

OFFICERS

4.1           Election; Qualification.  The officers of the Corporation shall consist of a President, Secretary and Treasurer, each of whom shall be elected by the Board of Directors.  The Board of Directors may elect a Chairman of the Board or two Co-Chairman of the Board, one or more Vice Presidents, or Controller, one or more Assistant Secretaries, one or more Assistant Treasurers, one or more Assistant Controllers and such other officers as it may from time to time determine.  The Board of Directors shall also determine which of the officers shall hold the offices of Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, if any.  Any officer other than the Chairman of the Board may, but is not required to, be a director of the Corporation.  Two or more offices may be held by the same person.

4.2           Term of Office.  Each officer shall hold office from the time of such person’s election and qualification to the time at which such person’s successor is elected and qualified, unless he shall die or resign or shall be removed pursuant to Section 4.4 at any time sooner.

4.3           Resignation.  Any officer of the Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation.  Any such resignation shall take effect at the time specified therein or, if no time is specified, upon receipt thereof by the Board of Directors or one of the above-named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

4.4           Removal.  Any officer may be removed at any time, with or without cause, by the vote of the Board of Directors.

4.5           Vacancies.  Any vacancy, however caused, in any office of the Corporation may be filled by the Board of Directors.

4.6           Compensation.  The compensation of each officer shall be such as the Board of Directors may from time to time determine.

4.7           Duties of Officers.  Officers of the Corporation shall, unless otherwise determined by the Board of Directors, have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as may be set forth in the Bylaws or as may from time to time be specifically conferred or imposed by the Board of Directors.

ARTICLE V

CAPITAL STOCK

5.1           Stock Certificates.  Notwithstanding any other provision in these Bylaws, any or all classes and series of shares of the Corporation, or any part thereof, may be represented by uncertificated shares, except that shares represented by a certificate that is issued and outstanding shall continue to be represented thereby until the certificate is surrendered to the Corporation (or the transfer agent or registrar, as the case may be).  The rights and obligations of the holders of shares represented by certificates and the rights and obligations of the holders of uncertificated shares of the same class or series shall be identical.  If certificates for the shares of the Corporation are issued, each will be in such form as shall be determined by the Board of Directors.  Each holder of stock of the Corporation, upon written request to the transfer agent or registrar of the Corporation, shall be entitled to a stock certificate in such form as may from time to time be prescribed by the Board of Directors. Each such certificate shall be signed by or in the name of the Corporation by the Chairman of the Board, or the Chief Executive Officer, or the President or a Vice President, or a Senior Vice President and by the Chief Financial Officer, or the Treasurer, or an Assistant Treasurer or the Secretary or an Assistant Secretary.  Any or all of the signatures appearing on such certificate or certificates may be a facsimile. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

5.2           Transfer of Stock.  Shares of stock shall be transferable on the books of the Corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe.

5.3           Redemption of Stock.  Any stock of any class or series may be made subject to redemption by the Corporation at its option or at the option of the holders of such stock upon the happening of a specified event; provided however, that immediately following any such redemption, the Corporation shall have outstanding one or more shares of one or more classes or series of stock, which share, or shares together, shall have full voting powers.

5.4           Holders of Record.  Prior to due presentment for registration of transfer, the Corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote, to receive notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

5.5           Lost, Stolen, Destroyed or Mutilated Certificates.  The Corporation shall  issue a new certificate of stock to replace a certificate theretofore issued by it alleged to have been lost, destroyed or wrongfully taken, if the owner or such owner’s legal representative (a) requests replacement, before the Corporation has notice that the stock certificate has been acquired by a bona fide purchaser; (b) unless the Board of Directors otherwise determines, files with the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such stock certificate or the issuance of any such new stock certificate; and (c) satisfies such other terms and conditions as the Board of Directors may from time to time prescribe.

ARTICLE VI

BOOKS AND ACCOUNTS

6.1           Books and Records. The Corporation shall keep books and records of account and minutes of the proceedings of the Stockholders, Board of Directors and executive committees, if any.  Such books, records and minutes may be kept outside this State.  The Corporation shall keep at its principal office, its registered office or at the office of a transfer agent a record or records containing the names and addresses of all Stockholders, the number, class and series of shares held by each and the dates when they respectively became the owners of record thereof.  Any of the foregoing books, minutes or records may be in written form or in any other form capable of being converted into readable form within a reasonable time, and the Corporation shall convert into readable form without charge any such records not in such form, upon the written request of any person entitled to inspect them.

6.2           Inspection.  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to determine from time to time whether and, if allowed, under what conditions and regulations the accounts and books of the Corporation (other than the stock and transfer books), or any of them, shall be open to the inspection of the Stockholders, and the Stockholders’ rights in this respect are and shall be restricted and limited accordingly, subject to applicable law.

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.1           Monetary Disbursements.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

7.2           Fiscal Year.  The fiscal year of the Corporation shall start on such date as the Board of Directors shall from time to time prescribe.

7.3           Corporate Seal.  The corporate seal shall be in such form as the Board of Directors may from time to time prescribe, and the same may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.4           Dividends.  The Board of Directors may declare and pay dividends upon the outstanding shares of the Corporation from time to time and to such extent as they deem advisable, in the manner and upon the terms and conditions provided by statute and the Certificate of Incorporation.

7.5           Reserve.  Before payment of any dividend there may be set aside sum or sums as the Directors from time to time in their absolute discretion think proper as a reserve fund to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the Corporation or for such other purpose as the Directors shall think conducive to the interests of the Corporation and the Directors may abolish any such reserve in the manner in which it was created.

7.6           Giving Notice.

(a)           Whenever written notice is required to be given to any person, it may be given to such person, either personally or by sending a copy thereof through the mail, or by any other means not prohibited by the DGCL.  If notice is given by mail, the notice shall be deemed to be given when deposited in the mail addressed to the person to whom it is directed at his last address as it appears on the records of the Corporation with postage prepaid thereon.  Such notice shall specify the place, day and hour of the meeting and, in the case of a Stockholders’ meeting, the general nature of the business to be transacted.

(b)           In computing the period of time for the giving of any notice required or permitted by statute or by the Certificate of Incorporation or by these Bylaws or by any resolution of Directors or Stockholders, the day on which the notice is given shall be excluded and the day on which the matter noticed is to occur shall be included.

7.7           Electronic Transmission.  All acts and things permitted by the DGCL to be done by electronic transmission that are not prohibited from being done by these Bylaws, shall be permitted to be done by electronic transmission under these Bylaws.

7.8           Forum For Adjudication Of Disputes.  Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or, if such other court does not have jurisdiction, the United States District Court for the District of Delaware) shall be the sole and exclusive forum for any internal corporate claims, as such term is defined and used in Section 115 of the DGCL, brought by a stockholder (including any beneficial owner) as the same may be amended from time to time, including without limitation: (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation (or any director, officer, stockholder, employee or agent) of the Corporation arising pursuant to or under any provision of the DGCL or the Certificate of Incorporation or Bylaws, in each case as the same may be amended from time to time, (d) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or Bylaws, in each case as the same may be amended from time to time, or (e) any action asserting a claim against the Corporation or any director, officer, stockholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.  Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this ARTICLE VII, Section 7.8.

ARTICLE VIII

INDEMNIFICATION

8.1           Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation, as a director, officer or employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) and in the manner provided in the Certificate of Incorporation of the Corporation and as otherwise permitted by the DGCL.

8.2           Where required by law, the indemnification provided for herein shall be made only as authorized in the specific case upon the determination, in the manner provided by law, that indemnification of the director, officer, employee or agent of the Corporation is proper in the circumstances.  The Corporation, to the full extent permitted by law, may purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person.

8.3           To the extent that a current or former director, officer, employee or agent of the Corporation is successful on the merits or otherwise in defense of any action, suit or proceeding, the Corporation shall, to the fullest extent permitted by the DGCL, indemnify such person against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection therewith.

8.4           The indemnification and advancement of expenses provided by the DGCL shall not be deemed to exclude any other rights to which those seeking indemnification or advancement of expenses hereunder may be entitled under any bylaw, agreement, vote of Stockholders or disinterested directors or otherwise.

8.5           Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of that person to repay such amount if it shall ultimately be determined that such person is not entitled to be so indemnified.

ARTICLE IX

AMENDMENTS

9.1           These Bylaws may be altered, amended or repealed, or new Bylaws may be adopted, by the affirmative vote of a majority of Directors then in office, voting in favor thereof, at any meeting of the Board of Directors, unless otherwise provided by the Certificate of Incorporation, these Bylaws, or applicable law.  A majority of the Stockholders shall have the power to adopt, amend, or repeal any provisions of the Bylaws.

2016 ANNUAL MEETING OF STOCKHOLDERS OF

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AMERI HOLDINGS, INC.
100 Canal Pointe Boulevard, Suite 108
Princeton, New Jersey 08540

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Giri Devanur or Jeffrey E. Eberwein, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2016 Annual Meeting of Stockholders of Ameri Holdings, Inc. to be held on June 21, 2016 or at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3, 4a, 4b, 4c, 4d, 4e, 4f AND 4g. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3, 4a, 4b, 4c, 4d, 4e, 4f AND 4g, AND AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on the reverse side)

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2016 ANNUAL MEETING OF STOCKHOLDERS OF
AMERI HOLDINGS, INC.
JUNE 21, 2016

VOTE BY INTERNET – www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically, via e-mail or the internet.  To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3, AND 4a THROUGH 4g.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1. Election of Directors:							FOR	AGAINST	ABSTAIN
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES:			2.	The ratification of the appointment of Ram Associates as the independent auditors for the fiscal year ending December 31, 2016.	☐	☐	☐
		O O O O	Srinidhi “Dev” Devanur Dimitrios J. Angelis Dr. Arthur M. Langer Dhruwa N. Rai		3.	The advisory (non-binding) approval of named executive officer compensation.	☐	☐	☐
					4.	Approval of amendments to the Certificate of Incorporation and the Amended and Restated Bylaws to remove the current provisions and include the following provisions:

						a) Declassified Board of Directors	☐	☐	☐
						b) Election of Directors by Majority Vote of Stockholders	☐	☐	☐
						c) Removal of Directors by Majority Vote of Stockholders	☐	☐	☐
						d) Approval of Major Business Transactions by Majority Vote of Stockholders	☐	☐	☐
						e) Approval of Amendments to Certificate of Incorporation and Bylaws by Majority Vote of Stockholders	☐	☐	☐
						f) Calling of Special Meeting of Stockholders by 10% of Stockholders	☐	☐	☐
						g) Additional Updating Changes	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2015 Annual Report to Stockholders.

INSTRUCTIONS : To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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